     As Filed with the Securities and Exchange Commission on April 28, 2004

================================================================================

                                                 Registration File No. 333-64345
                                                                       811-09017

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933                   [ ]

                         PRE-EFFECTIVE AMENDMENT NO. ___               [ ]

                         POST-EFFECTIVE AMENDMENT NO. _7_              [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                [ ]

                                 AMENDMENT NO.   3                     [X]


                        (Check appropriate box or boxes.)

  STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact name of registrant)

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                               (Name of depositor)
                                  P.O. Box 2307
                        Bloomington, Illinois 61702-2307
              (Address of depositor's principal executive offices)
        Depositor's Telephone Number, including Area Code: (888) 702-2307

              Laura P. Sullivan, Esq.                      Copy to:
         State Farm Life and Accident
               Assurance Company                       W. Thomas Conner
                 P.O. Box 2307                  Sutherland Asbill & Brennan LLP
       Bloomington, Illinois 61702-2307         1275 Pennsylvania Avenue, N.W.
   (Name and address of agent for service)         Washington, DC 20004-2415


                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.


        ___ immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
        ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ___ on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                                 ---------------

                      Title of Securities Being Registered:
           Flexible Premium Variable Universal Life Insurance Policies
================================================================================

                             ---------------------

                               VARIABLE UNIVERSAL
                                 LIFE INSURANCE
                                     POLICY

                             ---------------------



May 1, 2004
-----------



                                   PROSPECTUS

                                   State Farm Life and Accident
                                   Assurance Company



[Logo of
State Farm
Insurance]
prospectus


                           PROSPECTUS DATED MAY 1, 2004

     INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   ISSUED BY

 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
               OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307

State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our") is offering the flexible premium variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:

..  change the frequency and amounts of premium payments;

..  change the level of death benefits; and

..  allocate premiums (after State Farm deducts a premium charge) and Policy values to:
.. State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and

..  subaccounts ("Subaccounts") of State Farm Life and Accident Assurance
   Company Variable Life Separate Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):

  [_]Large Cap Equity Index Fund

  [_]Small Cap Equity Index Fund

  [_]International Equity Index Fund

  [_]Stock and Bond Balanced Fund

  [_]Bond Fund

  [_]Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For Policies issued in New York, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account's registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of


                               Table of Contents

                  POLICY SUMMARY..........................  2
                   Policy Benefits........................  2.
                     Death Benefits.......................  2.
                     Cash Benefits........................  2.
                     Free Look Right to Cancel Policy.....  3.
                   Policy Risks...........................  3.
                     Investment Risk......................  3.
                     Risk of Lapse........................  3.
                     Tax Risk.............................  3.
                     Withdrawal and Surrender Risk........  3.
                     Loan Risk............................  4.
                     Risk of Increase in Current Fees and
                       Charges............................  4.
                   Fund Risks.............................  4.
                  FEE TABLE...............................  5.
                  THE POLICY.............................. 10.
                  PREMIUMS................................ 11.
                  ALLOCATION OPTIONS...................... 12.
                  CHARGES AND DEDUCTIONS.................. 14.


                    HOW YOUR POLICY ACCOUNT VALUES VARY. 16.
                    DEATH BENEFITS...................... 16.
                    LOAN BENEFITS....................... 18.
                    SURRENDER BENEFITS.................. 18.
                    SETTLEMENT OPTIONS.................. 19.
                    REQUESTING PAYMENTS................. 20.
                    TELEPHONE TRANSACTIONS.............. 20.
                    OTHER POLICY BENEFITS AND PROVISIONS 20.
                    STATE FARM AND THE FIXED ACCOUNT.... 21.
                    THE VARIABLE ACCOUNT................ 21.
                    VOTING OF FUND SHARES............... 22.
                    TAX CONSIDERATIONS.................. 22.
                    TAX TREATMENT OF POLICY BENEFITS.... 22.
                    ADDITIONAL INFORMATION.............. 24.
                    INDEX OF TERMS...................... 26.
                    STATEMENT OF ADDITIONAL INFORMATION
                    TABLE OF CONTENTS................... 27.
                    APPENDIX A.......................... 28.

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Securities Products Department at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001,
(888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY, WI.

Policy Benefits

Death Benefits

.. Death Benefit Options. Death Benefits are available in two Death Benefit options:

  . Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or


  . Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See "Death Benefits".



.. Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See "Changing the Basic Amount" for rules and limits.



..  Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy
   Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See "Death Benefit Guarantee".


.. Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.


.. Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits".


Cash Benefits


.. Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See "Loan Benefits" and "Tax Treatment of Policy Benefits".



.. Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See "Withdrawals", for rules and limits, and "Tax Treatment of Policy Benefits".



..  Surrenders. You may completely surrender the Policy at any time for its Cash
   Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See "Full Surrender" and "Tax Treatment of Policy Benefits". State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See "Charges and Deductions, Surrender Charge".


.. Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the

Summary

  Fixed Account to one or more Subaccounts once each Policy Year during the 30-day period following the end of each Policy Year, up to the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of
  12. See "Transfers" and "Charges and Deductions, Transfer Charge".


..  Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy


.. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy". During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See "Net Premium Allocations".


Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), pursuant to the Death Benefit Guarantee, you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount (discussed below) for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.


See "Tax Considerations". You should consult a qualified tax advisor for assistance in all Policy-related tax matters.


Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash

Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.


Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse".


Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured's death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges


Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.


Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds' prospectus. Please refer to the Funds' prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy or transfers Policy Account Value among the Subaccounts and the Fixed Account.


                                                     Transaction Fees

                                                                                       Amount Deducted

           Charge                   When Charge is Deducted          Guaranteed Charge/1/              Current Charge/1/

Premium Charge (Maximum sales        Upon receipt of each         5% of each premium payment      5% of each premium payment
 charge imposed on premium)             premium payment

Surrender Charge/2/
 On Basic Amount:                   Upon surrender or lapse      Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
   Minimum and Maximum Charge     during the first 10 Policy      of $21 per $1,000 of Basic         of $21 per $1,000 of
                                             Years                          Amount                       Basic Amount

   Charge for an Insured, Age       Upon surrender or lapse        $3.60 per $1,000 of Basic       $3.60 per $1,000 of Basic
    30 at issue, in the third     during the first 10 Policy                Amount                          Amount
    Policy Year                              Years

 On Increase in Basic Amount:       Upon surrender or lapse      Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
   Minimum and Maximum Charge      during the first 10 years     of $21 per $1,000 of increase   of $21 per $1,000 of increase
                                  after an increase in Basic            in Basic Amount                 in Basic Amount
                                            Amount

   Charge for an Insured, Age       Upon surrender or lapse      $3.60 per $1,000 of increase    $3.60 per $1,000 of increase
    30 on the Policy               during the first 10 years            in Basic Amount                 in Basic Amount
    Anniversary preceding the     after an increase in Basic
    increase, in the third                  Amount
    year following the
    increase

Withdrawal Processing Fee               Upon withdrawal           The lesser of $25 or 2% of      The lesser of $25 or 2% of
                                                                     each amount withdrawn           each amount withdrawn

Transfer Fees/3/                         Upon transfer                 $25 per transfer                $25 per transfer

(1)For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.
(2)The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. Surrender charges vary based on the Insured's Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Securities Products Department. See Appendix A for sample surrender charges.
(3)We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.



                                   Periodic Charges Other Than Fund Operating Expenses
                                                                                     Amount Deducted
           Charge                  When Charge is Deducted          Guaranteed Charge/1/             Current Charge/1/
Cost of Insurance:/4/

   Minimum and Maximum Charge        On Policy Date and            Minimum of $ .0567 and          Minimum of $.0420 and
                                  monthly on Deduction Date        maximum of $83.3333 per     maximum of $28.8769 per $1,000
                                                               $1,000 of net amount at risk/5/   of net amount at risk per
                                                                          per month                        month

   Charge for a male Insured,        On Policy Date and           $.1209 per $1,000 of net       $.1180 per $1,000 of net
    Age 30, in the                monthly on Deduction Date       amount at risk per month       amount at risk per month
    non-tobacco rate class

Monthly Expense Charge               On Policy Date and                      $8                            $8/6/
                                  monthly on Deduction Date

Mortality and Expense Risk                  Daily                Annual rate of 0.90% of the    Annual rate of 0.80% of the
 Charge                                                          average daily net assets of    average daily net assets of
                                                                   each Subaccount you are        each Subaccount you are
                                                                         invested in                    invested in


(4)Cost of insurance charges vary based on the Insured's Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Securities Products Department.
(5)The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(6)Those persons who purchase a Policy before July 1, 2004 are charged a current monthly expense charge of $6.


         Periodic Charges
          Other Than Fund
        Operating Expenses

                                                                   Amount Deducted

                                        When Charge is
              Charge                       Deducted        Guaranteed Charge/1/ Current Charge/1/

Optional Charges:/7/


   Accidental Death Benefit
   Rider:/8/
                                      On Rider Effective   Minimum of $.04 and     Minimum of
    Minimum and Maximum               Date and monthly on  maximum of $.09 per      $.04 and
    Charge                              Deduction Date       $1,000 of rider       maximum of
                                                           coverage amount per      $.09 per
                                                                  month             $1,000 of
                                                                                      rider
                                                                                    coverage
                                                                                   amount per
                                                                                      month

                                      On Rider Effective   $.05 per $1,000 of       $.05 per
    Charge for an Insured,            Date and monthly on    rider coverage         $1,000 of
    Age 30, in the                      Deduction Date      amount per month          rider
    first Policy Year following the                                                 coverage
    Rider Effective                                                                amount per
    Date                                                                              month

 Additional
   Insured's Level
   Term Rider:
                                      On Rider Effective    Minimum of $.0767      Minimum of
    Minimum and Maximum               Date and monthly on    and maximum of        $.0492 and
    Charge                              Deduction Date     $10.4517 per $1,000     maximum of
                                                            of rider coverage      $6.0884 per
                                                            amount per month        $1,000 of
                                                                                      rider
                                                                                    coverage
                                                                                   amount per
                                                                                      month

                                      On Rider Effective    $.1259 per $1,000      $.1026 per
    Charge for a female Insured,      Date and monthly on   of rider coverage       $1,000 of
    Age 35, in the non-tobacco          Deduction Date      amount per month          rider
    rate class, in the first                                                        coverage
    Policy Year                                                                    amount per
    following                                                                         month
    the Rider Effective Date

 Children's Term                      On Rider Effective   $.40 per $1,000 of       $.40 per
   Rider:                             Date and monthly on    rider coverage         $1,000 of
                                        Deduction Date      amount per month          rider
                                                                                    coverage
                                                                                   amount per
                                                                                      month


   Waiver of Monthly Deduction
   Rider:
   Minimum and                        On Rider Effective    Minimum of $.0065      Minimum of
    Maximum Charge                    Date and monthly on    and maximum of        $.0065 and
                                        Deduction Date      $.3589 per $1 of       maximum of
                                                               the Monthly         $.3589 per
                                                           Deduction per month      $1 of the
                                                                                     Monthly
                                                                                    Deduction
                                                                                    per month


(7)Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured's Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured's Age and monthly deduction amount. Charges for the Additional Insured's Level Term Rider may vary based on the Insured's Age, sex, rate class, and rider coverage amount. Charge for the Children's Term Rider is based on units of coverage. One unit of coverage provides a $1,000 death benefit for each child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Securities Products Department.


(8)As of July 1, 2004, the Accidental Death Benefit Rider will no longer be available for a Policy Owner to elect as a supplemental benefit to the Policy.


               Periodic Charges Other Than Fund Operating Expenses
                             When Charge is                    Amount Deducted
      Charge                    Deducted           Guaranteed Charge/1/  Current Charge/1/

   Charge for an                                    $.0323 per $1 of     $.0323 per $1 of
    Insured, Age       On Rider Effective Date and         the              the Monthly
    30, in the                 monthly on           Monthly Deduction   Deduction per month
    first Policy             Deduction Date             per month
    Year following
    the Rider
    Effective Date

Guaranteed                  On Rider Effective       Minimum of $.03      Minimum of $.03
Insurability Option        Date and monthly on     and maximum of $.24  and maximum of $.24
Rider:                       Deduction Date        per $1,000 of rider  per $1,000 of rider
   Minimum and                                     coverage amount per  coverage amount per
   Maximum Charge                                         month                month

   Charge for an           On Rider Effective      $.08 per $1,000 of   $.08 per $1,000 of
    Insured, Age           Date and monthly on       rider coverage       rider coverage
    25, in the               Deduction Date         amount per month     amount per month
    first Policy
    Year following
    the Rider
    Effective Date

Loan Interest                   On Policy            Annual rate of       Annual rate of
 Spread/9/                   Anniversary or             2.00%/11/            2.00%/11/
                                earlier,
                            as applicable/10/



 (9)The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not be lower than 6.00% annually).


(10)While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.


(11)For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.



The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2003. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.



The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2003.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                                     Minimum Maximum

           Total Annual Fund Operating Expenses       0.31%   0.77%
           (expenses that are deducted from Fund
           assets, including management fees,
           distribution and/or service (12b-1) fees,
           and other expenses)

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2003.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                  Investment               Other   Total Annual
              Fund               Advisory Fees 12b-1 Fees Expenses Expenses/12/

Large Cap Equity Index Fund          0.26%        N/A       0.05%      0.31%

Small Cap Equity Index Fund          0.40%        N/A       0.11%      0.51%

International Equity Index Fund      0.55%        N/A       0.22%      0.77%

Money Market Fund                    0.40%        N/A       0.08%      0.48%

Bond Fund                            0.50%        N/A       0.06%      0.56%

Stock and Bond Balanced Fund/13/     0.36%        N/A       0.11%      0.47%


(12)The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index
    Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses were:




                                  Investment               Other   Total Annual
              Fund               Advisory Fees 12b-1 Fees Expenses   Expenses

Small Cap Equity Index Fund          0.40%        N/A       0.10%      0.50%

International Equity Index Fund      0.55%        N/A       0.20%      0.75%

Stock and Bond Balanced Fund/13/     0.36%        N/A       0.05%      0.41%


(13)The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee and approximate indirect Other Expenses of those underlying Funds have been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own other expenses.



For information concerning compensation paid for the sale of the Policies, see "Additional Information, Sale of the Policies."

                                                                         policy

The Policy


Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums." You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.


Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to 2 times the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

..  the Owner pays premiums for insurance coverage on the Insured;

.. the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

..  the Cash Surrender Value may be substantially lower than the premiums paid.


However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse."





Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.



State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your State Farm agent or contact our Securities Products Department for specific information that may be applicable to your state.



Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. During the three month period beginning July 1, 2004 (or beginning on the date State Farm introduces the new Policy in your state, if later), we will permit certain owners of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:



    (1)the initial Basic Amount for the Policy must equal or exceed the basic amount less any policy loan and accrued loan interest for the original policy;



    (2)we will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the basic amount less any policy loan and accrued loan interest for the original policy, where the Death

       Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy, and where we received all medical underwriting criteria required to determine the rate class on the new Policy during the application process of the original policy; and



    (3)the original policy must be cash surrendered and cannot be reinstated for any reason.



Availability. This exchange is available for the State Farm Universal Life policy or State Farm Traditional Ordinary whole life policy with an application date from January 1, 2004 through June 30, 2004. Please contact our Securities Products Department or your State Farm agent regarding availability.



Waiver of Charges. On exchanges from a Universal Life policy to a Policy, we will waive the surrender charge on the original policy and will waive the 5% premium charge on the Policy for the amount transferred from the original policy to the Policy, subject to the availability rules.



On exchanges from a Traditional Ordinary whole life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.



Termination. This program will terminate at the end of the three month period beginning July 1, 2004 (or beginning on the date State Farm introduces the new Policy in your state, if later). We can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.



Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage on or after July 1, 2004 will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.




Premiums


The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See "Tax Considerations."



State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See "Charges and Deductions, Premium Charge." State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See "Additional Information, Sale of the Policies." State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy's investment in the contract.



Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See "Telephone Transactions."



Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Basic Amount."



Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See "Charges and Deductions, Monthly Deduction" and "Death Benefit Guarantee," below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.


You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see "Death Benefit Guarantee"), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See "Amount of Death Benefit Payable." If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement" for a discussion of your reinstatement rights.



A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See "Effect of Policy Loan."


Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly
Premium. We determine the Minimum Monthly Premium based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.


Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Securities Products Department. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See "Subaccount Policy Value." We will process any premium received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.


Allocation Options


Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). See "Telephone Transactions." The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.



Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary." Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.


Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).


.. The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks./14/



.. The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index./15/



.. The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the "EAFE(R) Free")./16/


---------------------

(14)"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds.


(15)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund.




(16)The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

.. The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

.. The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

.. The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. Neither the U.S. Government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.


The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market fund) may be extremely low and possibly negative.


State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust's prospectus in conjunction with this prospectus and keep it for future reference.


Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See "State Farm's Fixed Account Option." There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers" below.


Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.


You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). See "Telephone Transactions." A transfer will take effect at the end of the Valuation Period during which we receive the request at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.



State Farm discourages excessive trading including short-term "market timing" trading as these trades may adversely affect the performance of the Subaccounts. We reserve the right not to process any transfer request. A transfer request could be rejected due to its timing, amount or history of transfers, or if in our judgment it could adversely affect the Subaccounts. There is no guarantee that State Farm will be able to detect excessive trading or, if it is detected, to prevent its recurrence.


Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.


Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. Portfolio rebalancing does not assure a profit or protect against a loss.


Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

..  the death, cash and loan benefits provided by the Policy;

.. investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

..  administration of various elective options under the Policy; and

..  the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

  . Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.


  . Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.



  . Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see "Supplemental Benefits").



  . Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.


     The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured's ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

  . Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next year.

  . Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.


  . Loan Interest Charge. We charge you an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.


  . Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.


Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.



We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and the Basic Amount. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. For a Policy purchased on or after July 1, 2004, we also may place Insureds in a super preferred or preferred rate class.



For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.


We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's Age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard values

Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary


Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See "Loan Benefits." We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.


Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in New York, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount's unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.


Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.


Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Securities Products Department due proof of the Insured's death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured's Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of

(1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below.


                 Table of Percentages of Policy Account Value
                -----------------------------------------------
                Age  Percentage Age Percentage  Age  Percentage
                0-40    250%    54     157%     68      117%
                 41     243%    55     150%     69      116%
                 42     236%    56     146%     70      115%
                 43     229%    57     142%     71      113%
                 44     222%    58     138%     72      111%
                 45     215%    59     134%     73      109%
                 46     209%    60     130%     74      107%
                 47     203%    61     128%    75-90    105%
                 48     197%    62     126%     91      104%
                 49     191%    63     124%     92      103%
                 50     185%    64     122%     93      102%
                 51     178%    65     120%     94      101%
                 52     171%    66     119%     95+     100%
                 53     164%    67     118%




We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1)State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2)You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Securities Products Department. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.


A change in planned premiums may be advisable based on the increase in Basic Amount. See "Planned Premiums". Also, the Minimum Premium for the Death Benefit Guarantee will increase. See "Death Benefit Guarantee". If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.


Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. We will process any decrease in Basic Amount on the date we receive your written request at our Securities Products Department. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

.. If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

.. If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Loan Benefits


You may borrow an amount(s) up to 90% of your Cash Value at any time. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions". Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.


Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.


Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.


Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Securities Products Department and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits


Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request (or on a later date, if you so request). We will process any surrender request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See "Charges and Deductions, Surrender Charge." Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.



Withdrawals. You may make withdrawals under your Policy. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions." We will process each withdrawal at the unit values next determined after we receive your request. We will process any withdrawal request received in our Securities Products Department after the close of the Valuation Period on the next Valuation Day. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.




A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions"). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.


Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.


                                                                       benefits
payments


Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Securities Products Department or give the requests to an authorized State Farm agent for forwarding to our Securities Products Department. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Securities Products Department receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Securities Products Department. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Securities Products Department or give the request to an authorized State Farm agent for forwarding to our Securities Products Department.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount or, in New York, within 60 days after the effective date of a material change in the investment policy of the Variable Account, we do not count such transfers for purposes of determining whether a transfer processing fee applies.

For policies issued in New York, on any Policy Anniversary, you have the right to request that we exchange the Policy for a fixed paid-up whole life insurance policy. Such exchanges are not counted for purposes of determining whether a transfer processing fee applies. If Death Benefit Option 2 is in effect, we will change the death benefit option to Death Benefit Option 1. The effective date of the whole life insurance policy will be the Policy Anniversary on or next following the date we receive your request. We will transfer the entire Policy Account Value.


Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction.


  . Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

  . Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

  . Additional Insured's Level Term Rider. Provides level term insurance coverage for the Insured's spouse to spouse's age 85. This rider may not be available in all states.


  . Accidental Death Benefit Rider. Provides additional death benefit if accidental death occurs prior to age 70. This rider will no longer be available for a Policy Owner to elect as a supplemental benefit to the Policy as of July 1, 2004.


  . Children's Term Rider. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Securities Products Department.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life and Accident Assurance Company. State Farm is a stock life insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm's general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life and Accident Assurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.




In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.



A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.


Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at the time. "Total investment in the Policy" means the aggregate amount of any premiums or considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

    (2)Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for a recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.


Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover,

Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

New Guidance on Split Dollar Plans. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act'). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.



Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information


Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.



We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.'s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents. We also pay State Farm VP Management Corp.'s operating and other expenses.



State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.'s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.



Commissions and other incentives are recouped through fees and charges deducted under the Policy.


Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and

Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Securities Products Department.

Index of Terms

This prospectus uses the following special terms:

Age -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount -- The amount of coverage on the Insured provided by the basic plan.

Cash Value -- Policy Account Value less any applicable surrender charge.

Cash Surrender Value -- Cash Value less any Loan Amount.

Death Benefit -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date -- The Policy Date and each monthly anniversary of the Policy
Date.

Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Insured -- The person upon whose life State Farm issues the Policy.

Issue Date -- The date State Farm issues the Policy.

Loan Account -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount -- The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value -- The value of the Loan Account for this Policy.

Maturity Date -- For Policies issued in New York, the Maturity Date is the Policy Anniversary when the Insured is Age 100.


Minimum Monthly Premium -- The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.


Minimum Premium -- For any Policy Month during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium -- Premium less the 5% premium charge.

Policy -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary -- The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.

Policy Month -- A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI -- The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Securities Products Department. The Table of Contents for the SAI appears on the last page of this prospectus.

Securities Products Department -- Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

Trust -- State Farm Variable Product Trust.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

table of


                      Statement of Additional Information
                               Table of Contents


                 ADDITIONAL POLICY INFORMATION............. 1
                  Incontestability......................... 1
                  Misstatement of Age or Sex............... 1
                  Limited Death Benefit - Suicide Exclusion 1
                  Assignment............................... 1
                  Change of Owner.......................... 1
                  The Beneficiary.......................... 1
                  Dividends................................ 1
                  Changing Death Benefit Options........... 1
                  More Information on Payments............. 2
                  Dollar Cost Averaging Program............ 2
                  Portfolio Rebalancing Program............ 2
                 RELATIONSHIPS WITH THE COMPANIES THAT
                 MAINTAIN THE BENCHMARK INDICES............ 3
                  Standard & Poor's........................ 3
                  Frank Russell Company.................... 3
                  Morgan Stanley & Co. Incorporated........ 4


                ADDITIONAL INFORMATION......................   4
                 Insurance Marketplace Standards Association   4
                 Potential Conflicts of Interest............   5
                 Safekeeping of Account Assets..............   5
                 Reports to Policy Owners...................   5
                 Principal Underwriter......................   5
                 Underwriting Procedures....................   5
                 Legal Matters..............................   6
                 Experts....................................   6
                 The Company................................   6
                 Other Information..........................   6
                 Financial Statements.......................   7
                INDEX TO FINANCIAL STATEMENTS............... F-2




contents

                                  APPENDIX A

                         Example of Surrender Charges

  Beginning    Policy Issued to Insured Age 35   Policy Issued to Insured Age 50
------------- --------------------------------  --------------------------------
                               $50,000 Increase
                               In Basic Amount,                  $50,00 Increase
                                    Policy                       in Basic Amount,
Policy Policy $100,000 Initial   Beginning of   $100,000 Initial   Beginning of
 Year  Month    Basic Amount   Year 16 (Age 50)   Basic Amount   Year 16 (Age 65)
 ----  ------ ---------------- ---------------- ---------------- ----------------
   1      1       $ 21.50*         $  0.00         $   53.00 *       $  0.00
   1      6        129.00             0.00             318.00           0.00
   1     12        258.00             0.00             636.00           0.00
   2      6        387.00             0.00             954.00           0.00
   2     12        516.00             0.00           1,272.00           0.00
   3      1        516.00             0.00           1,272.00           0.00
   4      1        516.00             0.00          1,272.000           0.00
   5      1        516.00             0.00           1,272.00           0.00
   6      1        516.00             0.00           1,272.00           0.00
   7      1        412.80             0.00           1.017.60           0.00
   8      1        309.60             0.00             763.20           0.00
   9      1        206.40             0.00             508.80           0.00
  10      1        103.20             0.00             254.40           0.00
  11      1          0.00             0.00               0.00           0.00
  12      1          0.00             0.00               0.00           0.00
  13      1          0.00             0.00               0.00           0.00
  14      1          0.00             0.00               0.00           0.00
  15      1          0.00             0.00               0.00           0.00
  16      1          0.00            26.50*              0.00          40.42*
  16      6          0.00           159.00               0.00         242.50
  16     12          0.00           318.00               0.00         485.00
  17      6          0.00           477.00               0.00         727.50
  17     12          0.00           636.00               0.00         970.00
  18      1          0.00           636.00               0.00         970.00
  19      1          0.00           636.00               0.00         970.00
  20      1          0.00           636.00               0.00         970.00
  21      1          0.00           636.00               0.00         970.00
  22      1          0.00           508.80               0.00         776.00
  23      1          0.00           381.60               0.00         582.00
  24      1          0.00           254.40               0.00         388.00
  25      1          0.00           127.20               0.00         194.00
  26      1          0.00             0.00               0.00           0.00

---------------------
*In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11/th/ year.

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001

                         FORWARDING SERVICE REQUESTED




To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Securities Products Department.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.



State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.


More information about State Farm VP Management Corp. and its registered persons is available at


http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.




[LOGO] STATE FARM INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307


454-625.6-CH

                   Investment Company Act File No. 811-09017
                                                              Printed in U.S.A.


                                 U.S. POSTAGE
                                     PAID
                                  STATE FARM
                              INSURANCE COMPANIES


                                                             PRESORTED STANDARD

 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                 (Registrant)

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                                  (Depositor)

                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307

                               -----------------

                      STATEMENT OF ADDITIONAL INFORMATION
     Individual Flexible Premium Variable Universal Life Insurance Policy


   This Statement of Additional Information ("SAI") contains additional information regarding the flexible premium variable universal life insurance policy (the "Policy") offered by State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 and the prospectus for the State Farm Variable Product Trust (the "Trust"). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



     The date of this Statement of Additional Information is May 1, 2004.

                      Statement of Additional Information
Table of Contents


              ADDITIONAL POLICY INFORMATION..................   1
                 Incontestability............................   1
                 Misstatement of Age or Sex..................   1
                 Limited Death Benefit--Suicide Exclusion....   1
                 Assignment..................................   1
                 Change of Owner.............................   1
                 The Beneficiary.............................   1
                 Dividends...................................   1
                 Changing Death Benefit Options..............   1
                 More Information on Payments................   2
                 Dollar Cost Averaging Program...............   2
                 Portfolio Rebalancing Program...............   2
              RELATIONSHIPS WITH THE COMPANIES THAT
               MAINTAIN THE BENCHMARK INDICES................   3
                 Standard & Poor's...........................   3
                 Frank Russell Company.......................   3
                 Morgan Stanley & Co. Incorporated...........   4
              ADDITIONAL INFORMATION.........................   4
                 Insurance Marketplace Standards Association.   4
                 Potential Conflicts of Interest.............   5
                 Safekeeping of Account Assets...............   5
                 Reports to Policy Owners....................   5
                 Principal Underwriter.......................   5
                 Underwriting Procedures.....................   5
                 Legal Matters...............................   6
                 Experts.....................................   6
                 The Company.................................   6
                 Other Information...........................   6
                 Financial Statements........................   7
              INDEX TO FINANCIAL STATEMENTS.................. F-2

                         ADDITIONAL POLICY INFORMATION

Incontestability

   The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

   State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Limited Death Benefit--Suicide Exclusion

   The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

   You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Securities Products Department. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations" in the prospectus.

Change of Owner

   When allowed by law, you may change the Owner of the Policy by sending a written request to our Securities Products Department while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

   You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Securities Products Department. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

   The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

Changing Death Benefit Options

   You may change the Death Benefit Option on your Policy subject to the following rules:

   You must submit each change by written request that we receive at our Securities Products Department, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Securities Products Department. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

   If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

   We generally will pay the Death Benefit through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date of the Insured's death to the date the State Farm Benefit Management Account(R) is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account(R), and unlike the assets in the Variable Account, amounts in the State Farm Benefit Management Account(R) are not protected against the claims of our other creditors.

   We may delay making a payment or processing a transfer request if:

    (1)the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2)the SEC by order permits postponement of payment to protect State Farm's policy owners.

   We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.


   Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.


Dollar Cost Averaging Program


   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program

   You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Securities Products Department. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.



     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor's

   "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

   The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust's customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                            ADDITIONAL INFORMATION

Insurance Marketplace Standards Association

   We and State Farm Life Insurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

   The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund.

   The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

   See the Trust's prospectus for more detail.

Safekeeping of Account Assets

   We hold the Variable Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

   State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Securities Products Department. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter


   State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. received $202,165 in 2003, $217,365 in 2002, and $277,913 in 2001 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2003, 2002, or 2001.


   State Farm offers the Policy to the public on a continuous basis. State Farm anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

Underwriting Procedures

   State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Legal Matters


   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the federal securities laws.


Experts


   The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


   As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.


   The statements of assets and policy owners' equity and surplus of the funds of the State Farm Life and Accident Assurance Company Variable Life Separate Account as of December 31, 2003 and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2003, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.




The Company


   We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1960 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in New York and Wisconsin and we are licensed in Illinois and Connecticut. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.


Other Information

   State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC's principal office at 450 Fifth Street, N.W., Washington, DC 20549 by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Financial Statements


   The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2003 and 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



   The audited GAAP basis statements of assets and policy owners' equity and surplus of the funds of the State Farm Life and Accident Assurance Company Variable Life Separate Account as of December 31, 2003 and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2002, also appear in the SAI.

State Farm Life and Accident
Assurance Company
(a wholly-owned subsidiary of State Farm
Mutual Automobile Insurance Company)

Report on Audits of Financial Statements--
Statutory Basis


For the Years Ended December 31, 2003 and 2002

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents
--------------------------------------------------------------------------------




                                                                                               Page(s)
                                                                                              ---------
Report of Independent Auditors...............................................................       F-3

Financial Statements:
   Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory Basis as of
     December 31, 2003 and 2002..............................................................       F-4
   Statements of Operations and Change in Capital and Surplus--Statutory Basis for the years
     ended December 31, 2003 and 2002........................................................       F-5
   Statements of Cash Flows--Statutory Basis for the years ended December 31, 2003 and
     2002....................................................................................       F-6

Notes to Financial Statements--Statutory Basis...............................................  F-7-F-26

Report of Independent Auditors on Supplemental Financial Information.........................      F-28

Supplemental Schedule of Assets and Liabilities.............................................. F-29-F-30

Supplemental Summary Investment Schedule.....................................................      F-31

Supplemental Investment Risk Interrogatories................................................. F-32-F-37

[LOGO] PriceWaterhouseCoopers


                        Report of Independent Auditors







To the Board of Directors


State Farm Life and Accident Assurance Company:



   We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company (the Company) as of December 31, 2003 and 2002, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.



   In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.



   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.



/s/ PricewaterhouseCoopers LLP

February 20, 2004

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory Basis (in thousands)


As of December 31, 2003 and 2002

--------------------------------------------------------------------------------


                                                                                  2003        2002
                               ADMITTED ASSETS                                 ----------  ----------
Bonds:
United States government...................................................... $  173,225  $  113,043
Other governmental units......................................................    215,874     155,167
Public utility................................................................    123,799     119,053
Industrial and other..........................................................    528,463     570,177
                                                                               ----------  ----------
                                                                                1,041,361     957,440
                                                                               ----------  ----------
Policy loans..................................................................     83,791      79,199
Cash..........................................................................       (522)      1,354
Cash equivalents..............................................................      6,027      12,166
Short-term investments........................................................      1,603       1,069
Accounts receivable--investment sales.........................................          1          37
                                                                               ----------  ----------
                                                                                   90,900      93,825
                                                                               ----------  ----------
       Total cash and invested assets.........................................  1,132,261   1,051,265
Net deferred tax asset........................................................      9,721      12,062
Premiums deferred and uncollected.............................................      2,107       2,172
Investment income due and accrued.............................................     18,511      18,576
Other assets..................................................................        532         400
Assets held in separate accounts..............................................     32,335      22,988
                                                                               ----------  ----------
       Total admitted assets.................................................. $1,195,467  $1,107,463
                                                                               ==========  ==========

                                                                                  2003        2002
                                 LIABILITIES                                   ----------  ----------
Aggregate reserves for life polices and contracts............................. $  767,072  $  707,740
Liability for deposit type contracts..........................................    119,484     106,246
Policy and contract claims....................................................      3,698       3,109
Policyholders' dividend accumulations.........................................        171         160
Dividends to policyholders payable in the following year......................     18,619      21,498
Advance premiums, deposits and other policy and contract liabilities..........     11,597      10,799
Interest maintenance reserve..................................................      2,329       2,260
General insurance expense payable.............................................      8,189       7,114
Other liabilities.............................................................      5,543       5,790
Liabilities related to separate accounts......................................     32,316      22,974
Federal income taxes (payable to affiliates)..................................        299       7,906
Agents and employee benefits..................................................      5,795       4,923
Asset valuation reserve.......................................................      5,011       3,382
                                                                               ----------  ----------
       Total liabilities......................................................    980,123     903,901
                                                                               ----------  ----------

                             CAPITAL AND SURPLUS
Common stock, $100 par value; 10,000 shares authorized, issued and outstanding      1,000       1,000
Paid-in surplus...............................................................      2,000       2,000
Unassigned surplus............................................................    212,344     200,562
                                                                               ----------  ----------
       Total capital and surplus..............................................    215,344     203,562
                                                                               ----------  ----------
       Total liabilities, capital and surplus................................. $1,195,467  $1,107,463
                                                                               ==========  ==========


  The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Statements of Operations and Change in Capital and Surplus--Statutory Basis (in thousands)


For the Years Ended December 31, 2003 and 2002

--------------------------------------------------------------------------------


                              SUMMARY OF OPERATIONS                                  2003      2002
                              ---------------------                                --------  --------
Income:
   Premiums and annuity considerations............................................ $129,058  $123,279
   Net investment income..........................................................   71,085    70,185
   Other income...................................................................    1,292     1,736
                                                                                   --------  --------
                                                                                    201,435   195,200
                                                                                   --------  --------
Benefits and other expenses:
   Death benefits.................................................................   21,935    18,043
   Surrender benefits and other fund withdrawals..................................   22,523    22,054
   Other benefits and claims......................................................   13,505    12,038
   Net transfers to separate accounts.............................................    2,980     3,029
   Increase in policy and contract reserves.......................................   59,333    52,951
   Commissions....................................................................    8,240     8,410
   General insurance expenses.....................................................   28,100    26,747
   Taxes, licenses and fees.......................................................    2,882     2,064
                                                                                   --------  --------
                                                                                    159,498   145,336
                                                                                   --------  --------
Net gain from operations before dividends to policyholders and federal and foreign
  income taxes....................................................................   41,937    49,864
Dividends to policyholders........................................................   18,244    21,113
                                                                                   --------  --------
Net gain from operations before federal and foreign income taxes..................   23,693    28,751
Federal and foreign income taxes incurred (excluding capital gains)...............   10,287    12,768
                                                                                   --------  --------
Net gain from operations before net realized capital gains (losses)...............   13,406    15,983
Net realized capital gains (losses) less capital gains tax........................      949    (6,521)
                                                                                   --------  --------
       Net income (loss).......................................................... $ 14,355  $  9,462
                                                                                   ========  ========

                           CAPITAL AND SURPLUS ACCOUNT                               2003      2002
                           ---------------------------                             --------  --------
Common stock:
   Balance at beginning and end of year........................................... $  1,000  $  1,000
                                                                                   --------  --------
Paid-in Surplus:
   Balance at beginning and end of year...........................................    2,000     2,000
                                                                                   --------  --------
Unassigned surplus:
   Balance at beginning of year...................................................  200,562   185,928
   Net (loss) income..............................................................   14,355     9,462
   Net unrealized capital losses..................................................       12        52
   Change in nonadmitted assets...................................................   (3,994)   (6,715)
   Change in asset valuation reserve..............................................   (1,628)    1,873
   Other changes in surplus in separate accounts statement........................        3        (4)
   Change in net deferred income tax..............................................    1,574     8,753
   Other changes, including provision for class action settlement amounts.........    1,460     1,213
                                                                                   --------  --------
   Balance at end of year.........................................................  212,344   200,562
                                                                                   --------  --------
       Total capital and surplus.................................................. $215,344  $203,562
                                                                                   ========  ========


  The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Statements of Cash Flows--Statutory Basis (in thousands)


For the Years Ended December 31, 2003 and 2002

--------------------------------------------------------------------------------


                                                                                     2003      2002
                                                                                   --------  --------
Cash from operations:
   Premiums collected net of reinsurance.......................................... $130,019  $124,621
   Net investment income..........................................................   71,573    69,786
   Other income...................................................................      305       265
   Benefits and loss related items................................................  (56,070)  (53,483)
   Net transfers to Separate Accounts.............................................   (3,228)   (2,931)
   Commissions, expenses paid and other deductions................................  (39,408)  (35,069)
   Dividends paid to policyholders................................................  (21,111)  (20,079)
   Federal income taxes paid, including $551 net tax on capital gains (losses)....  (18,469)  (12,712)
                                                                                   --------  --------
          Net cash from operations................................................   63,611    70,398
                                                                                   --------  --------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds......................................................................  180,568    87,261
       Net gain on cash and short-term investments................................       --        --
       Other......................................................................       35        --
                                                                                   --------  --------
          Total investment proceeds...............................................  180,603    87,261
                                                                                   --------  --------
   Cost of investments acquired (long term only):
       Bonds......................................................................  262,396   156,437
       Other receipts (applications)..............................................       --     1,988
                                                                                   --------  --------
          Total investments acquired..............................................  262,396   158,425
                                                                                   --------  --------
   Increase in policy loans and premium notes.....................................    4,592     4,201
                                                                                   --------  --------
          Net cash used in investments............................................  (86,385)  (75,365)
                                                                                   --------  --------
   Cash from financing and miscellaneous sources:
       Net deposits on deposit-type contracts and other insurance liabilities.....    6,752     4,913
       Other cash provided (applied)..............................................    8,542     6,263
                                                                                   --------  --------
          Net cash from financing and miscellaneous sources.......................   15,294    11,176
                                                                                   --------  --------
   Net change in cash and short-term investments..................................   (7,480)    6,209
   Cash, cash equivalents, and short-term investments, beginning of year..........   14,589     8,380
                                                                                   --------  --------
   Cash, cash equivalents, and short-term investments, end of year................ $  7,109  $ 14,589
                                                                                   ========  ========


  The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Notes to Financial Statements--Statutory Basis (amounts in thousands)

--------------------------------------------------------------------------------


1. Nature of Business Operations



   State Farm Life and Accident Assurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in four states and primarily markets individual life and annuity products through an exclusive independent contractor agency force. The Company's individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts, which together account for approximately 87% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 13%. The Company also writes small amounts of group credit life and employee group life.



   The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.



2. Summary of Significant Accounting Practices



   The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois.



   Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" (NAIC SAP), which reflects the NAIC's adoption of the Codification of Statutory Accounting Principles, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. The Company did not use any significant permitted practices during 2003 or 2002.



   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.



   Significant accounting practices include:



   A. Investments



      Bonds are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Under Generally Accepted Accounting Principles (GAAP), debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.



      Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



      Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.



      Short-term investments are stated at amortized cost, which approximates fair value.



      Investment income is recorded when earned. Due and accrued investment income is excluded from unassigned surplus when it is 90 days past due or when collection is in doubt. No investment income was excluded during 2003 or 2002. Realized gains and losses on sale or maturity of investments are determined by the specific identification method. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.



      For any decline in the fair value of a bond that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the security to fair value and recognized as a realized capital loss. During 2003, the Company had no realized capital losses due to other than temporary declines in the fair value. During 2002, the Company had realized capital losses of $6,258 on bonds due to other than temporary declines in the fair value.



   B. Premiums Deferred and Uncollected



      Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.



   C. Aggregate Reserves for Life Policies and Contracts



      Policy reserves on life insurance are based on statutory mortality and interest requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from 3% to 7%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.



   D. Policyholders' Dividends



      All of the Company's life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the year ended December 31, 2003 and 2002, respectively, premiums under individual and group life participating policies were $112,732 and $106,799 or 100% of total individual and group life premiums earned. The Company's Statements of Operations for 2003 and 2002 includes $18,244 and $21,113 of policyholder dividends, respectively.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   E. Federal Income Taxes



   The Company files a consolidated federal income tax return with the following companies:



             State Farm Mutual          State Farm Investor
               Automobile Insurance       Services
               Company (SFMAIC)           (Canada) Holding
                                          Company (SFIS Canada)
             State Farm International   State Farm Indemnity
               Services, Inc. (SFISI)     Company (SFIC)
             State Farm Fire and        State Farm Lloyds, Inc.
               Casualty Company (SFFCC)
             State Farm Annuity and     State Farm Lloyds
               Life Insurance Company   (SFL) State Farm
               (SFALIC)                 Investment Management
                                        Corp.
             AmberJack, Ltd.              (SFIMC)
             State Farm General         State Farm VP Management
               Insurance Company          Corp. (SFVPMC)
               (SFGIC)
             Fiesta Jack, Ltd.          State Farm Florida
                                          Insurance Company
                                          (SFFIC)
             Georgia IPSI, Inc.         State Farm Funding Corp.
             West Virginia IPSI, Inc.   State Farm Bank, FSB
                                          (SFBFSB)
             Insurance Placement        State Farm Life Insurance
               Services, Inc. (IPSI)      Company (SFLIC)



      The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company's Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety
   (90) days; 2) any refunds of federal income tax will be settled within sixty
   (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.



      The reporting of federal income taxes under NAIC SAP is similar to the reporting requirements under GAAP except for the following differences. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income.



      Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by NAIC SAP. Instead, NAIC SAP requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the immediately prior year. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   F. Other Postretirement Benefits



      As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.



      Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.



      On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare as well as a federal subsidy to qualifying sponsors of retiree health care benefit plans. The Company has elected to defer accounting for the Act until further guidance is provided as to how to calculate the expected benefit. Therefore, the valuation of the unfunded post-career benefit obligation and the determination of the net post-career benefit cost included in the financial statements does not reflect the effects of the Act on the plan. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company and its affiliated insurers to change previously reported information.



   G. Interest Maintenance Reserve and Asset Valuation Reserve



      The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and are reflected in the Company's Statements of Operations.



      The AVR provides a reserve for credit related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to unassigned surplus. The IMR and AVR are not calculated under GAAP.



   H. Separate Accounts



      The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.



      Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which are managed either by the Company or by an outside manager.



      Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   I. Recognition of Premiums and Annuity Considerations and Related Expenses



      Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.



   J. Nonadmitted Assets



      Certain assets designated as "nonadmitted" assets, principally non-admitted deferred income tax assets, aggregating $26,801 and $22,807 at December 31, 2003 and 2002, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.



   K. Stockholder Dividends



      The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.



   L. Agent Termination Benefits



      The Company provides termination benefits for its independent contractor agency force subject to service and age eligibility requirements as defined in agents' contracts. Liabilities are recorded based on the actuarial present value of benefits attributed to the agent according to the Company's termination payment formula at the time eligibility requirements are met. As of December 31, 2003 and 2002, liabilities of $6,574 and $5,795 respectively, have been recorded for agent termination benefits.



   M. Reclassification



      Certain 2002 amounts have been reclassified to conform to current year presentation.



      The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



3. Investments



   A. Bonds and Other Debt Securities



      The amortized cost and estimated market values of investments in debt securities, including short-term investments, are as follows:



                                                               December 31, 2003
                                                  -------------------------------------------
                                                               Gross      Gross    Estimated
                                                  Amortized  Unrealized Unrealized  Market
                                                    Cost       Gains      Losses     Value
                                                  ---------- ---------- ---------- ----------
U.S. Governments................................. $  174,828  $10,806    $  (641)  $  184,993
States, Territories and Possessions (Direct and
  Guaranteed)....................................     16,946      166       (688)      16,424
Political Subdivisions of States, Territories and
  Possessions (Direct and Guaranteed)............      8,053       36        (14)       8,075
Special Revenue & Special Assessment Obligations
  and all Non-Guaranteed Obligations of Agencies
  and Authorities of Governments and their
  Political Subdivisions.........................    190,875    4,655     (1,730)     193,800
Public Utilities (Unaffiliated)..................    123,799    9,076       (271)     132,604
Industrial & Miscellaneous (Unaffiliated)........    528,463   52,445       (951)     579,957
                                                  ----------  -------    -------   ----------
   Totals........................................ $1,042,964  $77,184    $(4,295)  $1,115,853
                                                  ==========  =======    =======   ==========



                                                                 December 31, 2002
                                                     ------------------------------------------
                                                                 Gross      Gross    Estimated
                                                     Amortized Unrealized Unrealized  Market
                                                       Cost      Gains      Losses     Value
                                                     --------- ---------- ---------- ----------
U.S. Governments.................................... $114,111   $15,881    $    --   $  129,992
States, Territories and Possessions (Direct and
  Guaranteed).......................................       --        --         --           --
Political Subdivisions of States, Territories and
  Possessions (Direct and Guaranteed)...............    4,056        76         --        4,132
Special Revenue & Special Assessment Obligations
  and all Non-Guaranteed Obligations of Agencies
  and Authorities of Governments and their Political
  Subdivisions......................................  151,111     7,869         --      158,980
Public Utilities (Unaffiliated).....................  119,053     8,525       (588)     126,990
Industrial & Miscellaneous (Unaffiliated)...........  570,177    51,278     (3,852)     617,603
                                                     --------   -------    -------   ----------
   Totals........................................... $958,508   $83,629    $(4,440)  $1,037,697
                                                     ========   =======    =======   ==========

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



      The amortized cost and estimated market value of debt securities by contractual maturity are shown. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                   December 31, 2003
                                                 ---------------------
                                                            Estimated
                                                 Amortized   Market
                                                   Cost       Value
                                                 ---------- ----------
          Due in one year or less............... $   38,676 $   39,745
          Due after one year through five years.    199,857    217,777
          Due after five years through ten years    460,465    502,292
          Due after ten years...................    343,966    356,039
                                                 ---------- ----------
             Totals............................. $1,042,964 $1,115,853
                                                 ========== ==========



      Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:



                                        2003     2002
                                      -------  -------
                         Proceeds.... $28,375  $ 4,930
                         Gross gains.   2,332      436
                         Gross losses    (656)  (6,258)



      At December 31, 2003 and 2002, bonds carried at an amortized cost of $1,688 and $1,620, respectively, were on deposit with regulatory authorities.



   B. Unrealized Losses



      In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:



  . The Company's ability and intent to retain the security for a sufficient period of time for it to recover.



  .  The extent and duration of the decline in value.



  . The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.



  .  Relevant industry conditions and trends.



  . The financial condition and current and future business prospects of the issuer.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   The unrealized losses based on estimated market values are shown below:



                                                                 December 31, 2003
                                              -------------------------------------------------------
                                              Less than 12 months 12 months or more        Total
                                              ------------------  ---------------   ------------------
                                               Fair    Unrealized Fair   Unrealized  Fair    Unrealized
                                               Value     Losses   Value    Losses    Value     Losses
                                              -------- ---------- -----  ---------- -------- ----------
U.S. Governments............................. $ 58,758  $  (641)  $ --      $ --    $ 58,758  $  (641)
States, Territories and Possessions..........
   (Direct and Guaranteed)...................   11,258     (688)    --        --      11,258     (688)
Political Subdivisions of States, Territories
  and Possessions (Direct and
  Guaranteed)................................    5,985      (14)    --        --       5,985      (14)
Special Revenue & Special Assessment
  Obligations and all Non-Guaranteed
  Obligations of Agencies and Authorities of
  Governments and their Political
  Subdivisions...............................   66,640   (1,730)    --        --      66,640   (1,730)
Public Utilities (Unaffiliated)..............   16,233     (237)   963       (34)     17,196     (271)
Industrial & Miscellaneous (Unaffiliated)....   31,478     (951)    --        --      31,478     (951)
                                              --------  -------   ----      ----    --------  -------
   Total temporarily impaired securities..... $190,352  $(4,261)  $963      $(34)   $191,315  $(4,295)
                                              ========  =======   ====      ====    ========  =======



   C. Realized Capital Gains (Losses)



   The reconciliation of realized capital gains (losses) is as follow:



                                                December 31, 2003
                                            ------------------------
                                            Pre-tax  Capital Post-tax
                                             Gains    Gains   Gains
                                            (Losses)   Tax   (Losses)
                                            -------- ------- --------
          Realized Capital Gains (Losses).. $ 2,502   $575   $ 1,927
          Less: IMR Capital Gains (Losses).   1,505    527       978
          Capital Gains (Losses) Net of IMR     997     48       949

                                                December 31, 2002
                                            ------------------------
                                            Pre-tax  Capital Post-tax
                                             Gains    Gains   Gains
                                            (Losses)   Tax   (Losses)
                                            -------- ------- --------
          Realized Capital Gains (Losses).. $(5,438)  $558   $(5,996)
          Less: IMR Capital Gains (Losses).     821    296       525
          Capital Gains (Losses) Net of IMR  (6,259)   262    (6,521)

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   D. Net Investment Income



      The components of net investment income earned by type of investment for the years ended December 31, were as follows:



                                                    2003     2002
                                                  -------  -------
            Bonds................................ $65,999  $65,264
            Cash and short-term investments......     257      231
            Premium notes, policy loans and liens   5,331    5,195
                                                  -------  -------
               Gross investment income...........  71,587   70,690
            Investment expenses..................    (502)    (505)
                                                  -------  -------
               Net investment income............. $71,085  $70,185
                                                  =======  =======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



4. Separate Accounts



   Information regarding the Separate Accounts of the Company as of December 31, 2003 and 2002 is as follows:



                                                                        2003
                                                ----------------------------------------------------
                                                  (1)       (2)        (3)          (4)        (5)
                                                        Nonindexed  Nonindexed
                                                         Guarantee  Guarantee  Nonguaranteed
                                                         Less Than  More than    Separate
                                                Indexed Equal to 4%     4%       Accounts     Total
                                                ------- ----------- ---------- ------------- -------
Premiums, considerations or deposits for year
  ended December 31, 2003......................  $ --      $ --        $ --       $ 5,860    $ 5,860
Reserves at December 31, 2003:
For accounts with assets at:
   Fair value..................................    --        --          --        30,789     30,789
   Amortized cost..............................    --        --          --            --         --
                                                 ----      ----        ----       -------    -------
       Total reserves..........................  $ --      $ --        $ --       $30,789    $30,789
                                                 ====      ====        ====       =======    =======
Withdrawal characteristics:
   Subject to discretionary withdrawal.........  $ --      $ --        $ --       $    --    $    --
   With fair value adjustment..................                                                   --
   At book value without fair value adjustment
     and with current surrender of 5% or
     more......................................    --        --          --            --         --
   At fair value...............................    --        --          --        30,248     30,248
   At book value without fair value adjustment
     and with current surrender charge less
     than 5%...................................    --        --          --            --         --
                                                 ----      ----        ----       -------    -------
       Subtotal................................    --        --          --        30,248     30,248
Not subject to discretionary withdrawal........    --        --          --           541        541
                                                 ----      ----        ----       -------    -------
       Total...................................  $ --      $ --        $ --       $30,789    $30,789
                                                 ====      ====        ====       =======    =======



Reconciliation of Net Transfers to or (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
   Transfers to separate accounts...................................................... $ 5,868
   Transfers from separate accounts....................................................  (2,888)
                                                                                        -------
       Net transfers to separate accounts.............................................. $ 2,980
                                                                                        =======
Transfers as reported in the Statements of Operations.................................. $ 2,980
                                                                                        =======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



                                                                        2002
                                                ----------------------------------------------------
                                                  (1)       (2)        (3)          (4)        (5)
                                                        Nonindexed  Nonindexed
                                                         Guarantee  Guarantee  Nonguaranteed
                                                         Less Than  More than    Separate
                                                Indexed Equal to 4%     4%       Accounts     Total
                                                ------- ----------- ---------- ------------- -------
Premiums, considerations or deposits for year
  ended December 31, 2002......................  $ --      $ --        $ --       $ 5,726    $ 5,726
Reserves at December 31, 2002:
For accounts with assets at:
   Fair value..................................    --        --          --        21,697     21,697
   Amortized cost..............................    --        --          --            --         --
                                                 ----      ----        ----       -------    -------
       Total reserves..........................  $ --      $ --        $ --       $21,697    $21,697
                                                 ====      ====        ====       =======    =======
Withdrawal characteristics:
   Subject to discretionary withdrawal.........  $ --      $ --        $ --       $    --    $    --
   With fair value adjustment..................                                                   --
   At book value without fair value adjustment
     and with current surrender of 5% or
     more......................................    --        --          --            --         --
   At fair value...............................    --        --          --        21,139     21,139
   At book value without fair value adjustment
     and with current surrender charge less
     than 5%...................................    --        --          --            --         --
                                                 ----      ----        ----       -------    -------
       Subtotal................................    --        --          --        21,139     21,139
Not subject to discretionary withdrawal........    --        --          --           558        558
                                                 ----      ----        ----       -------    -------
       Total...................................  $ --      $ --        $ --       $21,697    $21,697
                                                 ====      ====        ====       =======    =======



Reconciliation of Net Transfers to or (from) separate accounts:

Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
   Transfers to separate accounts...................................................... $ 5,732
   Transfers from separate accounts....................................................  (2,703)
                                                                                        -------
       Net transfers to separate accounts.............................................. $ 3,029
                                                                                        =======
Transfers as reported in the Statements of Operations.................................. $ 3,029
                                                                                        =======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



5. Fair Value of Financial Instruments



      The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:



   Bonds and Short-Term Investments



      Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.



   Separate Accounts



      The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.



   Cash and Cash Equivalents



      The carrying amount is a reasonable estimate of fair value.



   Deferred Annuities



      Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.



   Advance Premiums



      Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.



   Settlement Options Without Life Contingencies



      Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.



   Policy Loans



      Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



      The estimated fair values and statement values of the Company's financial instruments at December 31, were as follows:



                                           2003                   2002
                                  ----------------------  --------------------
                                               Statement             Statement
                                  Fair Value     Value    Fair Value   Value
                                  ----------  ----------  ---------- ---------
 Financial assets:
  Bonds.......................... $1,114,250  $1,041,361  $1,036,628 $957,440
  Cash...........................       (522)       (522)      1,354    1,354
  Cash equivalents...............      6,027       6,027      12,166   12,166
  Short-term investments.........      1,603       1,603       1,069    1,069
  Separate accounts..............     32,335      32,335      22,988   22,988
 Financial liabilities:
  Deferred annuity reserves...... $  123,085  $  124,642  $  116,291 $118,028
  Advance premiums...............      1,638       1,643       1,629    1,631
  Settlement options without life
    contingencies................     37,581      37,581      31,114   31,114
  Separate accounts..............     32,316      32,316      22,974   22,974



6. Life Reserves



   A. Life Contracts and Deposit-Type Contracts



      The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:



Premium-payingPolicies



          If the nonforfeiture values provided by such policy are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.



Paid-upPolicies



          For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2003 and 2002, the Company had $2,945,087 and $2,497,737, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $4,701 and $4,063 at December 31, 2003 and 2002, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.



      Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics



      Annuity Actuarial Reserves and Deposit Type Contract Funds and Other Liabilities Without Life or Disability Contingencies by Withdrawal Characteristics as of December 31, 2003 and 2002 are as follows:



                                                                                 2003
                                                                          -------------------
                                                                                   Percentage
                                                                           Amount   of Total
                                                                          -------- ----------
Subject to discretionary withdrawal:
   With market value adjustment.......................................... $    465     0.2
   At book value less surrender charge of 5% or more.....................   12,497     4.3
   At fair value.........................................................   25,952     8.8
                                                                          --------   -----
       Subtotal..........................................................   38,914    13.3
                                                                          --------   -----
   At book value without adjustment (minimal or no charge or adjustment).  230,510    78.6
Not subject to discretionary withdrawal..................................   24,029     8.1
                                                                          --------   -----
       Total (gross)..................................................... $293,453   100.0
                                                                          ========   =====
Reinsurance ceded........................................................       --

       Total (net)*...................................................... $293,453
                                                                          ========



As reported in the Life, and Accident and Health Annual Statement:
   Annuities total (net).......................................................... $146,136
   Supplementary contracts with life contingencies total (net)....................    1,811
   Disability-active lives (net)..................................................       19
   Disability-disabled lives (net)................................................       52
   Deposit-type contracts.........................................................  119,483
                                                                                   --------
       Subtotal...................................................................  267,501
                                                                                   --------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net).........................................................   25,952
   Supplementary contracts, total.................................................       --
   Policyholder dividend and coupon accumulations.................................       --
   Policyholder premiums..........................................................       --
   Guaranteed interest contracts..................................................       --
   Other contract deposit funds...................................................       --
                                                                                   --------
       Subtotal...................................................................   25,952
                                                                                   --------
       Total annuity actuarial reserves and deposit-type contract liabilities..... $293,453
                                                                                   ========



   * Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



                                                                                 2002
                                                                          -------------------
                                                                                   Percentage
                                                                           Amount   of Total
                                                                          -------- ----------
Subject to discretionary withdrawal:
   With fair value adjustment............................................ $     --     0.0
   At book value less surrender charge of 5% or more.....................   27,918    10.5
   At fair value.........................................................       --      --
                                                                          --------   -----
       Subtotal..........................................................   27,918    10.5
                                                                          --------   -----
   At book value without adjustment (minimal or no charge or adjustment).  214,100    80.6
Not subject to discretionary withdrawal..................................   23,704     8.9
                                                                          --------   -----
       Total (gross)..................................................... $265,722   100.0
                                                                          ========   -----
Reinsurance ceded........................................................       --

       Total (net)*...................................................... $265,722
                                                                          ========



As reported in the Life, and Accident and Health Annual Statement:
   Annuities total (net).......................................................... $138,847
   Supplementary contracts with life contingencies total (net)....................    1,837
   Disability-active lives (net)..................................................       18
   Disability-disabled lives (net)................................................       33
   Deposit-type contracts.........................................................  106,246
                                                                                   --------
       Subtotal...................................................................  246,981
                                                                                   --------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net).........................................................   18,741
   Supplementary contracts, total.................................................       --
   Policyholder dividend and coupon accumulations.................................       --
   Policyholder premiums..........................................................       --
   Guaranteed interest contracts..................................................       --
   Other contract deposit funds...................................................       --
                                                                                   --------
       Subtotal...................................................................   18,741
                                                                                   --------
       Total annuity actuarial reserves and deposit-type contract liabilities..... $265,722
                                                                                   ========



   * Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   C. Premium and Annuity Considerations Deferred and Uncollected



      Deferred and uncollected life insurance premiums and annuity considerations are as follows:



                                    December 31, 2003 December 31, 2002
                                    ----------------- -----------------
                                             Net of            Net of
              Type                  Gross    Loading  Gross    Loading
              ----                   ------  -------   ------  -------
              Industrial........... $   --   $   --   $   --   $   --
              Ordinary new business     27       16       22       11
              Ordinary renewal.....  2,442    2,085    2,538    2,161
              Annuity new business.     --       --       --       --
              Annuity renewal......     --       --       --       --
              Credit life..........     --       --       --       --
              Group life...........      6        6       --       --
              Group annuity........     --       --       --       --
                                     ------  ------    ------  ------
                 Total............. $2,475   $2,107   $2,560   $2,172
                                     ======  ======    ======  ======



7. Federal Income Taxes



   The components of the net deferred tax assets (liabilities) at December 31 are as follows:



                                                                   2003     2002
                                                                 -------  -------
Gross deferred tax assets (admitted and nonadmitted)............ $37,056  $35,416
Gross deferred tax liabilities..................................    (841)    (770)
                                                                 -------  -------
Net deferred tax assets (liabilities)...........................  36,215   34,646
Total deferred tax assets nonadmitted in accordance with SSAP 10  26,494   22,584
                                                                 -------  -------
Admitted deferred tax assets.................................... $ 9,721  $12,062
                                                                 =======  =======
Increase in deferred tax assets nonadmitted..................... $ 3,910  $ 6,724
                                                                 =======  =======



   There were no unrecognized deferred tax liabilities.



   The components of incurred income tax expense are as follows:



                                                                          2003    2002
                                                                         ------- -------
Current income taxes incurred consist of the following major components:
 Current income tax expense (benefit)................................... $ 8,930 $12,739
 Adjustments to prior year taxes........................................   1,357      29
                                                                         ------- -------
     Current income taxes incurred......................................  10,287  12,768
 Tax on capital gains...................................................     575     558
                                                                         ------- -------
     Total income taxes incurred........................................ $10,862 $13,326
                                                                         ======= =======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liabilities as of December 31, 2003 and 2002 are as follows:



                                                   2003     2002    Change
                                                 -------  -------  -------
    DTAs Resulting from Book/Tax Differences in:
     Reserves................................... $14,415  $12,036  $ 2,379
     Deferred acquisition costs.................  10,983   10,316      667
     Apportioned dividends......................   6,128    8,011   (1,883)
     Basis of bonds.............................     769    1,533     (764)
     Unrealized capital losses..................       2        8       (6)
     Agent benefits.............................   2,586    2,812     (226)
     Employee benefits..........................   2,068      536    1,532
     Other......................................     105      164      (59)
                                                 -------  -------  -------
         Gross DTAs............................. $37,056  $35,416  $ 1,640
                                                 =======  =======  =======
    DTAs nonadmitted............................ $26,494  $22,584  $ 3,910
    DTLs Resulting from Book/Tax Differences in:
     Deferred premiums.......................... $  (730) $  (769) $    39
     Other......................................    (111)      (1)    (110)
                                                 -------  -------  -------
         Gross DTLs............................. $  (841) $  (770) $   (71)
                                                 =======  =======  =======



   The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted Assets is reported separately from the change in net deferred income taxes in the financial statements):



                                           December 31, December 31,
                                               2003         2002     Change
                                           ------------ ------------ ------
   Total deferred tax assets..............   $37,056      $35,417    $1,639
   Total deferred tax liabilities.........       841          770       (71)
                                             -------      -------    ------
      Net deferred tax asset (liability)..   $36,215      $34,647     1,568
                                             =======      =======
   Tax effect of unrealized gains (losses)                               (6)
                                                                     ------
      Change in net deferred income tax...                           $1,574
                                                                     ======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:



                                                          Tax Effect Effective
                                                  Amount    at 35%   Tax Rate
                                                 -------  ---------- ---------
 Income before taxes (net of $600).............. $24,455   $ 8,559     35.00%
 Dividends received deduction...................      (7)       (2)    -0.01%
 Dividends received deduction--Separate Accounts    (165)      (58)    -0.24%
 IMR amortization...............................    (909)     (318)    -1.30%
 Non-deductible meals...........................      36        13      0.05%
 Deficiency reserve change......................     600       210      0.86%
 Prior year adjustment..........................  (1,188)     (416)    -1.70%
 Other..........................................   3,714     1,300      5.32%
                                                 -------   -------     -----
    Total....................................... $26,536   $ 9,288     37.98%
                                                 =======   =======     =====
 Federal income tax incurred....................            10,862     44.42%
 Change in net deferred income tax..............            (1,574)    -6.44%
                                                           -------     -----
    Total statutory income taxes................           $ 9,288     37.98%
                                                           =======     =====



   As of December 31, 2003 and 2002, the Company had no operating loss carryforwards.



   The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses:



                                  2003 $10,426
                                  2002  13,326
                                  2001   9,990



   The Company and its affiliated companies file a consolidated federal income tax return. The examinations of the Company's federal income tax returns for years prior to 1987 and for 1991 through 1993 have been closed by Internal Revenue Service. The returns for years 1987 through 1990 are open but have no issues that would have a material effect on surplus. At this time, the Internal Revenue Service has decided not to examine 1994 and 1995. Amended returns have been filed for 1994 and 1995. Returns for 1996, 1997, 1998 and 1999 are currently under examination. The tax effect of issues to which the IRS and State Farm have agreed are reflected in the financial statement. At this time, there are no issues raised that would require adjustments which would have a material effect on unassigned surplus. The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.



8. Other Postretirement Benefits



   The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.



   As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------


care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company's share of the remaining transition obligation for these potential benefits was $1,108 and $776 at December 31, 2003 and 2002, respectively.



   The Company's share of the net post-career benefit cost for the years ended December 31, 2003 and 2002 was $1,696 and $1,078, respectively, and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.



   At December 31, 2003 and 2002, the Company's share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $5,303 and $3,841, respectively.



9. Other Related Party Transactions



   The Company, SFMAIC, SFBFSB, and SFLIC are parties to a servicing agreement whereby SFBFSB may provide collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.



   The Company, SFMAIC, SFIC, and SFVPMC are parties to a servicing agreement whereby the Company, SFMAIC and SFIC may provide certain services and office space to SFVPMC.



   The Company, SFLIC, and SFMAIC are parties to a servicing agreement whereby SFLIC may provide services and facilities to the Company and SFMAIC.



   The Company, SFLIC, and SFMAIC are parties to a servicing agreement whereby the Company may provide services and facilities to SFLIC and SFMAIC.



   The Company, SFMAIC, SFFCC, SFLIC, SFVPMC, SFIMC, SFISI, SFIS Canada, and IPSI are parties to a servicing agreement whereby SFMAIC may provide certain services and facilities to the Company, SFFCC, SFLIC, SFVPMC, SFIMC, SFISI, SFIS Canada and IPSI.



   The Company, SFMAIC, SFIC, State Farm County Mutual Insurance Company of Texas (SFCMICT), SFFCC, SFGIC, SFL, SFFIC, SFLIC, and SFISI are parties to an individual but identical trainee agents' compensation cost allocation agreements, whereby services are rendered by trainee agents who are employees of and recruited, trained, and supervised by either SFMAIC or SFIC.



   The Company reported $12,505 and $6,265 as a payable due to affiliates at December 31, 2003 and 2002, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 60 days. Such expenses allocated to the Company were $33,520 and $21,975 as of December 31, 2003 and 2002, respectively.



   As of December 31, 2003 and 2002, the Company's federal income tax payable to affiliates was $299 and $7,906, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued (amounts in thousands)
--------------------------------------------------------------------------------



   The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage short-term investments. The Company, SFMAIC, SFFCC, SFGIC, SFLIC, SFALIC, SFL, SFFIC and SFCMICT are active participants in the pool. At December 31, 2003 and 2002, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying GAAP equity. The Company's interest in the pool is reported as a cash equivalent.



   The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.



   Rental expense for real estate for 2003 and 2002 was $1,429 and $1,357, respectively. Rental expense for leased computer and other equipment for 2003 and 2002 was $251 and $272, respectively.



10. Contingent Liabilities



   On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denied the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.



   During 2003 and 2002, in its Statements of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $0 and $2 and settlement contribution amounts totaling $1,333 and $919 have been reflected in arriving at the amount of 2003 and 2002 net income, respectively. Because of the uncertainty of the ongoing administrative expenses and future settlement contribution amounts, the Company is continuing to reflect in its liabilities as of December 31, 2003 and 2002 the amounts of $330 and $1,787, respectively, as a general provision for additional future charges in connection with this class action lawsuit.



   The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

                      SUPPLEMENTAL FINANCIAL INFORMATION

[LOGO] PriceWaterhouseCoopers




     Report of Independent Auditors on Supplemental Financial Information



To the Board of Directors of


State Farm Life and Accident Assurance Insurance Company:



   The report on our audit of the basic statutory basis financial statements (the financial statements) of State Farm Life and Accident Assurance Insurance Company (the Company) as of December 31, 2003 and for the year then ended is presented on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2003 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2003 and for the year then ended. The Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.



/s/ PricewaterhouseCoopers LLP

February 20, 2004

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Schedule of Assets and Liabilities (amounts in thousands)


Schedule 1--Selected Financial Data


December 31, 2003

--------------------------------------------------------------------------------


   The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.



Investment income earned:
   U.S. government bonds........................................... $    9,570
   Bonds exempt from U.S. tax......................................         38
   Other bonds (unaffiliated)......................................     56,391
   Premiums notes, policy loans and liens..........................      5,331
   Cash and short-term investments.................................        257
                                                                    ----------
   Gross investment income......................................... $   71,587
                                                                    ==========
Bonds and short-term investments by class and maturity:
Bonds by maturity--statement value
   Due within one year or less..................................... $   69,135
   Over 1 year through 5 years.....................................    280,766
   Over 5 years through 10 years...................................    517,488
   Over 10 years through 20 years..................................    153,786
   Over 20 years...................................................     21,789
                                                                    ----------
       Total by maturity........................................... $1,042,964
                                                                    ==========
Bond by class--statement value
   Class 1......................................................... $  804,255
   Class 2.........................................................    198,382
   Class 3.........................................................     24,026
   Class 4.........................................................     15,503
   Class 5.........................................................         93
   Class 6.........................................................        705
                                                                    ----------
       Total by class.............................................. $1,042,964
                                                                    ==========
       Total bonds and short-term investments publicly traded...... $  942,651
                                                                    ==========
       Total bonds and short-term investments privately placed..... $  100,313
                                                                    ==========
Short term investments--book value................................. $    1,603
                                                                    ==========
Cash on deposit.................................................... $     (522)
                                                                    ==========
Cash equivalents................................................... $    6,027
                                                                    ==========

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Schedule of Assets and Liabilities (amounts in thousands)


Schedule 1--Selected Financial Data, Continued


December 31, 2003

--------------------------------------------------------------------------------


 Life insurance in force (000):
    Ordinary.......................................................... $ 21,044
                                                                       ========
    Credit life....................................................... $      5
                                                                       ========
    Group life........................................................ $     29
                                                                       ========
 Amount of accidental death insurance in force under ordinary policies $    287
                                                                       ========
 Amount of life insurance with disability provisions in force:
    Ordinary.......................................................... $ 14,950
                                                                       ========
    Group life........................................................ $     29
                                                                       ========
 Supplementary contracts in force:
    Ordinary--not involving life contingencies:
        Amount on deposit............................................. $ 23,448
                                                                       ========
        Income payable................................................ $    143
                                                                       ========
    Ordinary--involving life contingencies:
        Income payable................................................ $    211
                                                                       ========
 Annuities:
    Ordinary:
        Immediate--amount of income payable........................... $  3,835
                                                                       ========
        Deferred--fully paid account balance.......................... $149,461
                                                                       ========
        Deferred--not fully paid--account balance..................... $    318
                                                                       ========
 Deposit funds and dividend accumulations:
    Deposit funds--account balance.................................... $  2,458
                                                                       ========
    Dividend accumulations--account balance........................... $ 79,445
                                                                       ========

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Summary Investment Schedule


December 31, 2003

--------------------------------------------------------------------------------



                                                                                   Gross Investment
                                                                                       Holdings
                                                                               -------------------------
                                                                                   Amount     Percentage
                                                                               -------------- ----------
1. Bonds:
  1.1 U.S. treasury securities................................................ $  123,173,560   10.879
  1.2 U.S. government agency obligations:
    1.21 Issued by U.S. government agencies...................................     14,136,821    1.249
    1.22 Issued by U.S. government sponsored agencies.........................     34,152,789    3.016
  1.3 Foreign government (including Canada, excluding
     mortgage-backed securities)..............................................             --       --
  1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
    1.41 U.S. States and territories general obligations......................     16,945,853    1.497
    1.42 Political subdivisions of U.S. states, territories and
        possessions general obligations.......................................      8,052,879     .711
    1.43 Revenue and assessment obligations...................................     12,391,342    1.094
    1.44 Industrial development bonds and similar obligations.................             --       --
  1.5 Mortgage-backed securities (includes residential and
     commercial MBS):
    1.51 Pass-through securities:
       1.511 Guaranteed by GNMA...............................................      1,761,505     .156
       1.512 Issued by FNMA and FHLMC.........................................        276,254     .024
       1.513 Other pass-through securities....................................             --       --
    1.52 Other mortgage-backed securities:
       1.521 Issued by FNMA, FHLMC or GNMA....................................    178,207,964   15.739
       1.522 Other mortgage-backed securities collateralized by
            MBS issued or guaranteed by FNMA, FHLMC or
            GNMA..............................................................             --       --
       1.523 All Other mortgage-backed securities.............................     18,500,388    1.634
2. Other debt securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated
     by the SVO)..............................................................    569,979,790   50.340
  2.2 Unaffiliated foreign securities.........................................     63,781,484    5.633
  2.3 Affiliated securities...................................................             --       --
3. Equity interests:
  3.1 Investments in mutual funds.............................................             --       --
  3.2 Preferred stocks:
    3.21 Affiliated...........................................................             --       --
    3.22 Unaffiliated.........................................................             --       --
  3.3 Publicly traded equity securities (excluding preferred stocks):
    3.31 Affiliated...........................................................             --       --
    3.32 Unaffiliated.........................................................             --       --
  3.4 Other equity securities:
    3.41 Affiliated...........................................................             --       --
    3.42 Unaffiliated.........................................................             --       --
  3.5 Tangible personal property under leases:
    3.51 Affiliated...........................................................             --       --
    3.52 Unaffiliated.........................................................             --       --
4. Mortgage loans:
  4.1 Construction and land development.......................................             --       --
  4.2 Agricultural............................................................             --       --
  4.3 Single family residential properties....................................             --       --
  4.4 Multifamily residential properties......................................             --       --
  4.5 Commercial loans........................................................             --       --
5. Real estate investments:
  5.1 Property occupied by company............................................             --       --
  5.2 Property held for production of income (includes $0 of property
     acquired in satisfaction of debt)........................................             --       --
  5.3 Property held for sale ($0 including property acquired in
     satisfaction of debt)....................................................             --       --
6. Policy loans...............................................................     83,790,788    7.400
7. Receivables for securities.................................................          1,449       --
8. Cash and short-term investments............................................      7,108,798     .628
9. Other invested assets......................................................             --       --
                                                                               --------------  -------
10. Total invested assets..................................................... $1,132,261,664  100.000
                                                                               ==============  =======


                                                                                  Admitted Assets as
                                                                                    Reported in the
                                                                                   Annual Statement
                                                                               -------------------------
                                                                                   Amount     Percentage
                                                                               -------------- ----------
1. Bonds:
  1.1 U.S. treasury securities................................................ $  123,173,560   10.879
  1.2 U.S. government agency obligations:
    1.21 Issued by U.S. government agencies...................................     14,136,821    1.249
    1.22 Issued by U.S. government sponsored agencies.........................     34,152,789    3.016
  1.3 Foreign government (including Canada, excluding
     mortgage-backed securities)..............................................             --       --
  1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
    1.41 U.S. States and territories general obligations......................     16,945,853    1.497
    1.42 Political subdivisions of U.S. states, territories and
        possessions general obligations.......................................      8,052,879     .711
    1.43 Revenue and assessment obligations...................................     12,391,342    1.094
    1.44 Industrial development bonds and similar obligations.................             --       --
  1.5 Mortgage-backed securities (includes residential and
     commercial MBS):
    1.51 Pass-through securities:
       1.511 Guaranteed by GNMA...............................................      1,761,505     .156
       1.512 Issued by FNMA and FHLMC.........................................        276,254     .024
       1.513 Other pass-through securities....................................             --       --
    1.52 Other mortgage-backed securities:
       1.521 Issued by FNMA, FHLMC or GNMA....................................    178,207,964   15.739
       1.522 Other mortgage-backed securities collateralized by
            MBS issued or guaranteed by FNMA, FHLMC or
            GNMA..............................................................             --       --
       1.523 All Other mortgage-backed securities.............................     18,500,388    1.634
2. Other debt securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated
     by the SVO)..............................................................    569,979,790   50.340
  2.2 Unaffiliated foreign securities.........................................     63,781,484    5.633
  2.3 Affiliated securities...................................................             --       --
3. Equity interests:
  3.1 Investments in mutual funds.............................................             --       --
  3.2 Preferred stocks:
    3.21 Affiliated...........................................................             --       --
    3.22 Unaffiliated.........................................................             --       --
  3.3 Publicly traded equity securities (excluding preferred stocks):
    3.31 Affiliated...........................................................             --       --
    3.32 Unaffiliated.........................................................             --       --
  3.4 Other equity securities:
    3.41 Affiliated...........................................................             --       --
    3.42 Unaffiliated.........................................................             --       --
  3.5 Tangible personal property under leases:
    3.51 Affiliated...........................................................             --       --
    3.52 Unaffiliated.........................................................             --       --
4. Mortgage loans:
  4.1 Construction and land development.......................................             --       --
  4.2 Agricultural............................................................             --       --
  4.3 Single family residential properties....................................             --       --
  4.4 Multifamily residential properties......................................             --       --
  4.5 Commercial loans........................................................             --       --
5. Real estate investments:
  5.1 Property occupied by company............................................             --       --
  5.2 Property held for production of income (includes $0 of property
     acquired in satisfaction of debt)........................................             --       --
  5.3 Property held for sale ($0 including property acquired in
     satisfaction of debt)....................................................             --       --
6. Policy loans...............................................................     83,790,788    7.400
7. Receivables for securities.................................................          1,449       --
8. Cash and short-term investments............................................      7,108,798     .628
9. Other invested assets......................................................             --       --
                                                                               --------------  -------
10. Total invested assets..................................................... $1,132,261,664  100.000
                                                                               ==============  =======

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories


December 31, 2003

--------------------------------------------------------------------------------


   Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1 through 4, 11, 13 through 17, 19 and if applicable, 20 through 24. Answer each of interrogatories 5 through 10 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 4 equals or exceeds 2.5% of the reporting entity's total admitted assets. Answer interrogatory 12 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 11 equals or exceeds 2.5% of the reporting entity's total admitted assets. Answer interrogatory 18 only if the reporting entity's aggregate holding in the gross investment category addressed in interrogatory 17 equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.



1. State the reporting entity's total admitted assets as reported on Page 2 of this annual statement. $1,163,132,371



2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.



                                  1                                   2              3
                                                                                Percentage
                                                                                 of Total
                         Investment Category                        Amount    Admitted Assets
     ------------------------------------------------------------ ----------- ---------------
2.01 U.S. States, territories & possessions general obligations--
       IL ST OF.................................................. $10,945,853       0.9%
2.02 Unaffiliated domestic securities--McDonalds Corp............ $ 8,454,585       0.7%
2.03 Unaffiliated domestic securities--Emerson Electric Co....... $ 7,479,823       0.6%
2.04 Unaffiliated domestic securities--Bristol-Myers Squibb...... $ 7,109,639       0.6%
2.05 Unaffiliated domestic securities--Knight Ridder Inc......... $ 6,039,032       0.5%
2.06 Cash--State Farm Liquidity Pool LLC......................... $ 6,027,484       0.5%
2.07 Unaffiliated domestic securities--PPG Industries Inc........ $ 5,980,239       0.5%
2.08 Unaffiliated domestic securities--Dupont EI
       De Nemours................................................ $ 5,672,948       0.5%
2.09 Unaffiliated domestic securities--Wal-Mart Stores........... $ 5,493,070       0.5%
2.10 Unaffiliated domestic securities--Union Pacific RR Co....... $ 5,063,674       0.4%



3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.



                              Bonds       1         2
                              ------ ------------ -----
                         3.01 NAIC-1 $804,255,105 69.1%
                         3.02 NAIC-2 $198,381,998 17.1%
                         3.03 NAIC-3 $ 24,026,033  2.1%
                         3.04 NAIC-4 $ 15,502,912  1.3%
                         3.05 NAIC-5 $     92,950  0.0%
                         3.06 NAIC-6 $    705,000  0.1%

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories, Continued


December 31, 2003

--------------------------------------------------------------------------------


                          Preferred Stocks     1       2
                          ---------------- ---------- ----
                     3.07      P/RP-1..... $       -- 0.0%
                     3.08      P/RP-2..... $             %
                     3.09      P/RP-3..... $             %
                     3.10      P/RP-4..... $             %
                     3.11      P/RP-5..... $             %
                     3.12      P/RP-6..... $             %



4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments dominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86--Derivative Instruments), including (4.01) foreign-currency-denominated investments of $0 (4.02) supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (4.03) Canadian investments and currency exposure of $15,033,791;1.3%



    Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories 5-10. (4.04) Yes [_] No [X]



5.  Aggregate foreign investment exposure by NAIC sovereign rating.



                                                   1       2
                                              ----------- ----
                  5.01 Countries rated NAIC-1 $48,747,693 4.2%
                  5.02....................... $              %
                  5.03....................... $              %



6. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating.



                                                     1       2
                                                ----------- ----
               Countries rated NAIC-1:
               6.01 Country: Germany........... $12,989,672 1.1%
               6.02 Country: Great Britain..... $ 9,703,279 0.8%
               Countries rated NAIC-2:
               6.03............................ $              %
               6.04............................ $              %
               Countries rated NAIC-3 or below:
               6.05............................ $              %
               6.06............................ $              %



7.  Aggregate unhedged foreign currency exposure.



                                     1    2
                                     -   ----
                                     $      %

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories, Continued


December 31, 2003

--------------------------------------------------------------------------------


8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating.



                                      1    2
                                      -   ----
                                 8.01 $      %
                                 8.02 $      %
                                 8.03 $      %



9. Two largest unhedged currency exposures to a single country, categorized by NAIC sovereign rating.



                                                    1    2
                                                    --  ----
                    Countries rated NAIC-1:
                    9.01........................... $      %
                    9.02........................... $      %
                    9.03........................... $      %
                    9.04........................... $      %
                    Countries rate NAIC-3 or below:
                    9.05........................... $      %
                    9.06........................... $      %



10. List the 10 largest sovereign (i.e. non-governmental) foreign issues.



                               1           2       3
                          NAIC Rating
                          -----------  ---------- ----
                          10.01 Bond 2 $4,989,265 0.4%
                          10.02 Bond 2 $3,995,116 0.3%
                          10.03 Bond 2 $3,055,299 0.3%
                          10.04 Bond 1 $2,998,959 0.3%
                          10.05 Bond 3 $2,994,999 0.3%
                          10.06 Bond 1 $2,723,155 0.2%
                          10.07 Bond 2 $2,007,781 0.2%
                          10.08 Bond 1 $2,000,000 0.2%
                          10.09 Bond 1 $2,000,000 0.2%
                          10.10 Bond 1 $2,000,000 0.2%



11. State the amount and percentages of the reporting entity's total admitted assets held in Canadian investment and unhedged Canadian currency exposure, including Canadian-currency denominated investments of (11.01) $0 supporting Canadian-denominated insurance liabilities of (11.02) $0.



    Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 12. (11.03)


                                                                Yes [X]  No [_]



12. Aggregate Canadian investment exposure.



13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories, Continued


December 31, 2003

--------------------------------------------------------------------------------


    Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 13.


                                                                Yes [X]  No [_]



14. State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interest (including investments in shares of mutual funds, preferred stocks, publicly traded securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1).



    Assets held in equity interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 14.


                                                                Yes [X]  No [_]



                                      1               2   3
                             Investment Category
                             -------------------     --- ----
                       14.01                          $     %
                       14.02                          $     %
                       14.03                          $     %
                       14.04                          $     %
                       14.05                          $     %
                       14.06                          $     %
                       14.07                          $     %
                       14.08                          $     %
                       14.09                          $     %
                       14.10                          $     %



15. State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.



    Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 15.


                                                                Yes [X]  No [_]



16. State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).



    Assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 16.


                                                                Yes [X]  No [_]



17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.



    Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories 17 and 18.


                                                                Yes [X]  No [_]



18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date.

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories, Continued


December 31, 2003

--------------------------------------------------------------------------------


19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.



    Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 19.


                                                                Yes [X]  No [_]



20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:



                                                               At End of
                                                              Each Quarter
                                      At Year-End     1st Qtr   2nd Qtr    3rd Qtr
                                      1       2          3         4          5
                                      -       -       ------- ------------ -------
     20.01 Securities lending (do not
             include assets held as
             collateral for such
             transactions)........... $       $          $         $          $
     20.02 Repurchase
             agreements.............. $       $          $         $          $
     20.03 Reverse repurchase
             agreements.............. $       $          $         $          $
     20.04 Dollar repurchase
             agreements.............. $       $          $         $          $
     20.05 Dollar reverse repurchase
             agreements.............. $       $          $         $          $



21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, option, caps and floors:



                                            Owned     Written
                                            1    2    3     4
                                            -    -    -     -
                    21.01 Hedging.......... $    $    $     $
                    21.02 Income generation $    $    $     $
                    21.03 Other............ $    $    $     $



22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:



                                                           At End of
                                                          Each Quarter
                                  At Year-End     1st Qtr   2nd Qtr    3rd Qtr
                                  1       2          3         4          5
                                  -       -       ------- ------------ -------
          22.01 Hedging.......... $       $          $         $          $
          22.02 Income generation $       $          $         $          $
          22.03 Replications..... $       $          $         $          $
          22.04 Other............ $       $          $         $          $

State Farm Life and Accident Assurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




Supplemental Investment Risk Interrogatories, Continued


December 31, 2003

--------------------------------------------------------------------------------


23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:



                                                           At End of
                                                          Each Quarter
                                  At Year-End     1st Qtr   2nd Qtr    3rd Qtr
                                  1       2          3         4          5
                                  -       -       ------- ------------ -------
          23.01 Hedging.......... $       $          $         $          $
          23.02 Income generation $       $          $         $          $
          23.03 Replications..... $       $          $         $          $
          23.04 Other............ $       $          $         $          $



24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule.



                                     1   2   3
                                     -   -   -
                               24.01     $   %
                               24.02     $   %
                               24.03     $   %
                               24.04     $   %
                               24.05     $   %
                               24.06     $   %
                               24.07     $   %
                               24.08     $   %
                               24.09     $   %
                               24.10     $   %

State Farm Life and Accident
Assurance Company
Variable Life Separate Account

Report on Audits of Financial Statements


As of December 31, 2003 and for the


two years ended December 31, 2003

State Farm Life and Accident Assurance Company
Variable Life Separate Account




Index

--------------------------------------------------------------------------------


                                                                                  Page(s)
                                                                                  -------
Report of Independent Auditors...................................................    F-40

Financial Statements:

   Statement of Assets and Policy Owners' Equity and Surplus, December 31, 2003..    F-41

   Statement of Operations for the year ended December 31, 2003..................    F-42

   Statement of Changes in Policy Owners' Equity and Surplus for the years ended
     December 31, 2003 and 2002.................................................. F-43-44
Notes to Financial Statements.................................................... F-45-50

[LOGO] PriceWaterhouseCoopers


                        Report of Independent Auditors


To the Board of Directors of State Farm Life and Accident
Assurance Company and Policy Owners of the State Farm Life and Accident Assurance Company Variable Life Separate Account:




   In our opinion, the accompanying statements of assets and policy owners' equity and surplus and the related statements of operations and changes in policy owners' equity and surplus present fairly, in all material respects, the financial position of the funds of the State Farm Life and Accident Assurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) at December 31, 2003, and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life and Accident Assurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2003 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

February 20, 2004

State Farm Life and Accident Assurance Company
Variable Life Separate Account




Statement of Assets and Policy Owners' Equity and Surplus


December 31, 2003

--------------------------------------------------------------------------------


                                     ASSETS

Investments at market value:
   State Farm Variable Product Trust Funds:
       Large Cap Equity Index Fund, 218,883 shares (cost $2,617,338)...... $2,466,809
       Small Cap Equity Index Fund, 114,789 shares (cost $1,052,044)......  1,238,571
       Bond Fund, 40,821 shares (cost $406,591)...........................    426,983
       Money Market Fund, 153,500 shares (cost $153,500)..................    153,500
       International Equity Index Fund, 96,594 shares (cost $991,595).....  1,014,239
       Stock and Bond Balanced Fund, 21,828 shares (cost $242,976)........    246,660
                                                                           ----------
          Total investments...............................................  5,546,762
                                                                           ----------
Investment Income due and accrued
   State Farm Variable Product Trust Funds:
       Large Cap Equity Index Fund........................................ $   29,888
       Small Cap Equity Index Fund........................................      6,293
                                                                           ----------
          Total investment income due and accrued.........................     36,181
                                                                           ----------
          Total assets.................................................... $5,582,943
                                                                           ==========

                       POLICY OWNERS' EQUITY AND SURPLUS

Policy owners' equity and surplus:
   Policy owners' equity.................................................. $5,573,477
   Surplus contributed....................................................      9,466
                                                                           ----------
       Total policy owners' equity and surplus............................ $5,582,943
                                                                           ==========




   The accompanying notes are an integral part of the financial statements.

State Farm Life and Accident Assurance Company
Variable Life Separate Account




Statement of Operations


For the Year Ended December 31, 2003

--------------------------------------------------------------------------------


                                                       Large Cap Small Cap                  International Stock and
                                                        Equity    Equity            Money      Equity       Bond
                                                         Index     Index     Bond   Market      Index     Balanced
                                                         Fund      Fund      Fund    Fund       Fund        Fund
                                                       --------- --------- -------  ------  ------------- ---------
Investment income:
   Dividend income.................................... $ 29,888  $  6,293  $17,264  $  976    $ 17,013     $ 6,246
Expenses:
   Mortality and expense risk charges.................   15,545     7,588    3,136   1,181       6,101       1,649
                                                       --------  --------  -------  ------    --------     -------
Net investment income (loss)..........................   14,343    (1,295)  14,128    (205)     10,912       4,597
                                                       --------  --------  -------  ------    --------     -------
Realized loss on investments..........................  (23,965)   (6,292)    (388)     --     (25,598)     (1,738)
Change in unrealized appreciation (depreciation), net.  505,593   375,706   (1,420)     --     277,537      31,279
                                                       --------  --------  -------  ------    --------     -------
Net realized and unrealized gain (loss) on investments  481,628   369,414   (1,808)     --     251,939      29,541
                                                       --------  --------  -------  ------    --------     -------
Net increase (decrease) in policy owners' equity and
 surplus from operations.............................. $495,971  $368,119  $12,320  $ (205)   $262,851     $34,138
                                                       ========  ========  =======  ======    ========     =======




   The accompanying notes are an integral part of the financial statements.

State Farm Life and Accident Assurance Company
Variable Life Separate Account




Statement of Changes in Policy Owners' Equity and Surplus


For the Year Ended December 31, 2003

--------------------------------------------------------------------------------



                                                             Large Cap   Small Cap                      International Stock and
                                                              Equity      Equity               Money       Equity       Bond
                                                               Index       Index      Bond     Market       Index     Balanced
                                                               Fund        Fund       Fund      Fund        Fund        Fund
                                                            ----------  ----------  --------  --------  ------------- ---------
Operations:
   Net investment income (loss)............................ $   14,343  $   (1,295) $ 14,128  $   (205)  $   10,912   $  4,597
                                                            ----------  ----------  --------  --------   ----------   --------
   Realized loss on investments............................    (23,965)     (6,292)     (388)       --      (25,598)    (1,738)
   Change in unrealized appreciation (depreciation),
    net....................................................    505,593     375,706    (1,420)       --      277,537     31,279
                                                            ----------  ----------  --------  --------   ----------   --------
   Net realized and unrealized gain (loss) on
    investments............................................    481,628     369,414    (1,808)       --      251,939     29,541
                                                            ----------  ----------  --------  --------   ----------   --------
   Net increase (decrease) in policy owners' equity and
    surplus from operations................................    495,971     368,119    12,320      (205)     262,851     34,138
                                                            ----------  ----------  --------  --------   ----------   --------
Policy owners' equity transactions:
   Proceeds from units purchased...........................    704,171     300,822   130,877    61,126      269,340     68,346
   Transfers (net) including transfers from or (to) fixed
    account................................................     15,346     (18,599)  (11,862)  (22,757)     (27,284)    (3,696)
   Payments for surrenders and other redemptions...........   (282,787)   (121,265)  (63,087)  (15,813)    (111,122)   (28,104)
                                                            ----------  ----------  --------  --------   ----------   --------
   Net increase in policy owners' equity derived from
    policy owners' equity transactions.....................    436,730     160,958    55,928    22,556      130,934     36,546
                                                            ----------  ----------  --------  --------   ----------   --------
      Total increase in policy owners' equity and
       surplus.............................................    932,701     529,077    68,248    22,351      393,785     70,684
Policy owners' equity and surplus:
   Beginning of year.......................................  1,563,996     715,787   358,735   131,149      620,454    175,976
                                                            ----------  ----------  --------  --------   ----------   --------
   End of year............................................. $2,496,697  $1,244,864  $426,983  $153,500   $1,014,239   $246,660
                                                            ==========  ==========  ========  ========   ==========   ========




   The accompanying notes are an integral part of the financial statements.

State Farm Life and Accident Assurance Company
Variable Life Separate Account




Statement of Changes in Policy Owners' Equity and Surplus, Continued


For the Year Ended December 31, 2002

--------------------------------------------------------------------------------


                                 Large Cap  Small Cap                      International Stock and
                                  Equity     Equity               Money       Equity       Bond
                                   Index      Index      Bond     Market       Index     Balanced
                                   Fund       Fund       Fund      Fund        Fund        Fund
                                ----------  ---------  --------  --------  ------------- ---------
Operations:
   Net investment income....... $    9,616  $   1,505  $ 14,397  $    494    $   4,712   $  4,346
                                ----------  ---------  --------  --------    ---------   --------
   Realized loss on
    investments................    (22,239)    (7,331)     (242)       --      (12,286)      (634)
   Change in unrealized
    (depreciation)
    appreciation, net..........   (395,051)  (162,688)   11,264        --     (103,703)   (23,251)
                                ----------  ---------  --------  --------    ---------   --------
   Net realized and
    unrealized (loss) gain on
    investments................   (417,290)  (170,019)   11,022        --     (115,989)   (23,885)
                                ----------  ---------  --------  --------    ---------   --------
   Net (decrease) increase in
    policy owners' equity and
    surplus from operations....   (407,674)  (168,514)   25,419       494     (111,277)   (19,539)
                                ----------  ---------  --------  --------    ---------   --------
Policy owners' equity
 transactions:
   Proceeds from units
    purchased..................    659,505    301,478   141,836    58,404      287,727     60,969
Transfers (net) including
 transfers (to) or from fixed
 account.......................    (13,256)    10,723   (29,089)   (9,333)      (8,441)      (340)
Payments for surrenders and
 other redemptions.............   (255,903)  (110,515)  (54,806)  (16,365)    (107,180)   (22,541)
                                ----------  ---------  --------  --------    ---------   --------
Net increase in policy
 owners' equity derived from
 policy owners' equity
 transactions..................    390,346    201,686    57,941    32,706      172,106     38,088
                                ----------  ---------  --------  --------    ---------   --------
Total (decrease) increase in
 policy owners' equity and
 surplus.......................    (17,328)    33,172    83,360    33,200       60,829     18,549
Policy owners' equity and
 surplus:
   Beginning of year...........  1,581,324    682,615   275,375    97,949      559,625    157,427
                                ----------  ---------  --------  --------    ---------   --------
   End of year................. $1,563,996  $ 715,787  $358,735  $131,149    $ 620,454   $175,976
                                ==========  =========  ========  ========    =========   ========




   The accompanying notes are an integral part of the financial statements.

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements
--------------------------------------------------------------------------------




1.  General Information



   Organization



   The State Farm Life and Accident Assurance Company Variable Life Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life and Accident Assurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended. The Separate Account was established by the Company on December 9, 1996. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners' account balances.



   Sponsor Transactions



   As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as the policy owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $9,466 and $7,377 at December 31, 2003 and 2002, respectively.



2.  Significant Accounting Policies



   Valuation of Investments



   The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.



   Security Transactions and Investment Income



   Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income
(loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy's pro rata share of the assets of the fund as of the beginning of the valuation date.



   Accumulation Unit Valuation



   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM central time or the close of the Exchange by dividing the policy owners' share of the value of each fund's investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.



   Federal Income Taxes



   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


   Under the IRC, net investment income (loss) and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of annuity payments or other distributions.



   Estimates



   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.



3.  Expenses and Related Party Transactions



   A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners' portion of assets in the Separate Account.
The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee risk charge covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy account value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. These charges compensate the Company for assuming these risks under the variable life policy. The disbursements for mortality and expense risk charges amounted to $35,200 and $27,388 during 2003 and 2002, respectively.



   At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by the rider, if any, for the policy month. In addition, a $6 monthly expense charge (maximum $8 per month) is deducted which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $528,560 and $472,246 during 2003 and 2002, respectively. These deductions are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.



   A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $15,216 and $13,605 during 2003 and 2002, respectively. These charges are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.



   A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $174 and $187 during 2003 and 2002, respectively. These fees are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.



   The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year. In addition, the Company deducts a 5% charge from each premium before allocating the resulting premium to the unit value.

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


4.  Contingent Liabilities



   If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.



5.  Changes in Units Outstanding



   The changes in units outstanding for the year ended December 31, 2003 are as follows:



                                            December 31, 2003
                                        --------------------------
                                                           Net
                                        Units   Units    Increase
             Fund                       Issued Redeemed (Decrease)
             ----                       ------ -------- ----------
             Large Cap Equity Index.... 87,935  43,203    44,732
             Small Cap Equity Index.... 36,763  20,458    16,305
             Bond...................... 12,238   8,117     4,121
             Money Market..............  6,034   4,122     1,912
             International Equity Index 39,937  24,126    15,811
             Stock and Bond Balanced...  6,715   3,422     3,293



6.  Purchases and Sales



   Purchases and sales of Trust's shares by the Separate Account for the years ended December 31, 2003 and 2002 by each Fund are shown below:



                                         2003                2002
                                  ------------------- -------------------
                                  Purchases   Sales   Purchases   Sales
                                  ---------- -------- ---------- --------
       Large Cap Equity Index.... $  467,948 $ 46,762 $  448,321 $ 48,359
       Small Cap Equity Index....    197,799   44,429    227,019   23,828
       Bond......................     98,617   28,560    109,068   36,730
       Money Market..............     45,774   23,424     45,358   12,158
       International Equity Index    181,876   40,030    196,583   19,765
       Stock and Bond Balanced...     49,689    8,546     46,650    4,215
                                  ---------- -------- ---------- --------
              Total.............. $1,041,703 $191,751 $1,072,999 $145,055
                                  ========== ======== ========== ========

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


7.  Policy Owners' Equity and Surplus



   Policy owners' equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.



   At December 31, 2003 and 2002, the policy owners' equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal policy owners' equity because of rounding):



                                            December 31, 2003
                           -------------------------------------------------------
                           Policy Owners' Equity                          Total
                           ---------------------  Policy      Policy     Owners'
                           Unit        Units      Owners'     Surplus   Equity and
Fund                       Value    Outstanding   Equity    Contributed  Surplus
----                        ------  -----------  ---------- ----------- ----------
Large Cap Equity Index.... $11.31     219,967    $2,487,231   $9,466    $2,496,697
Small Cap Equity Index....  12.78      97,391     1,244,864       --     1,244,864
Bond......................  13.69      31,199       426,983       --       426,983
Money Market..............  11.78      13,030       153,500       --       153,500
International Equity Index  10.49      96,718     1,014,239       --     1,014,239
Stock and Bond Balanced...  12.19      20,234       246,660       --       246,660
                                                 ----------   ------    ----------
       Total..............                       $5,573,477   $9,466    $5,582,943
                                                 ==========   ======    ==========

                                            December 31, 2002
                           -------------------------------------------------------
                           Policy Owners' Equity                          Total
                           ---------------------  Policy      Policy     Owners'
                           Unit        Units      Owners'     Surplus   Equity and
Fund                       Value    Outstanding   Equity    Contributed  Surplus
----                        ------  -----------  ---------- ----------- ----------
Large Cap Equity Index.... $ 8.88     175,235    $1,556,619   $7,377    $1,563,996
Small Cap Equity Index....   8.83      81,086       715,787       --       715,787
Bond......................  13.25      27,078       358,735       --       358,735
Money Market..............  11.80      11,118       131,149       --       131,149
International Equity Index   7.67      80,907       620,454       --       620,454
Stock and Bond Balanced...  10.39      16,941       175,976       --       175,976
                                                 ----------   ------    ----------
       Total..............                       $3,558,720   $7,377    $3,566,097
                                                 ==========   ======    ==========

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


8.  Financial Highlights



   The financial highlights of each Fund of the Separate Account for each of the two years in the period ended December 31, 2003 are shown below.



   The summary below may not reflect the minimum and maximum policy charges offered by the Company as policy owners may not have selected all available and applicable policy options.



                                                           For the Year Ended
                              At December 31, 2003         December 31, 2003
                           -------------------------- ----------------------------
                                                         Net
                                               Unit   Investment
                                   Average Net Fair     Income   Expense   Total
Fund                        Units    Assets    Value    Ratio*   Ratio** Return***
----                       ------- ----------- ------ ---------- ------- ---------
Large Cap Equity Index.... 219,967 $2,030,347  $11.31    0.71%    0.8%     27.36%
Small Cap Equity Index....  97,391 $  980,326  $12.78  (0.13%)    0.8%     44.73%
Bond......................  31,199 $  392,859  $13.69    3.60%    0.8%      3.32%
Money Market..............  13,030 $  142,325  $11.78  (0.14%)    0.8%    (0.17%)
International Equity Index  96,718 $  817,347  $10.49    1.34%    0.8%     36.77%
Stock and Bond Balanced...  20,234 $  211,318  $12.19    2.18%    0.8%     17.32%

                                                           For the Year Ended
                              At December 31, 2002         December 31, 2002
                           -------------------------- ----------------------------
                                                         Net
                                               Unit   Investment
                                   Average Net Fair     Income   Expense   Total
Fund                        Units    Assets    Value    Ratio*   Ratio** Return***
----                       ------- ----------- ------ ---------- ------- ---------
Large Cap Equity Index.... 175,235 $1,572,660  $ 8.88    0.61%    0.8%   (23.05%)
Small Cap Equity Index....  81,086 $  699,201  $ 8.83    0.22%    0.8%   (21.30%)
Bond......................  27,078 $  317,055  $13.25    4.54%    0.8%      8.16%
Money Market..............  11,118 $  114,549  $11.80    0.43%    0.8%      0.51%
International Equity Index  80,907 $  590,040  $ 7.67    0.80%    0.8%   (16.90%)
Stock and Bond Balanced...  16,941 $  166,702  $10.39    2.61%    0.8%   (11.20%)



* Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.



** There is no fluctuation in the annualized mortality and expense charge.
   Refer to Note 3. This excludes the effect of the expenses of the underlying fund portfolios and charges made directly to policy owners' accounts through the redemption of units.



***The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

State Farm Life and Accident Assurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------


9.  Net Assets



   The net assets of each Fund of the Separate Account at December 31, 2003 are as follows:



                              Large Cap    Small Cap                Money    International
                             Equity Index Equity Index              Market   Equity Index  Stock and
                                 Fund         Fund     Bond Fund     Fund        Fund      Bond Fund
                             ------------ ------------ ---------  ---------  ------------- ---------
Proceeds from units
  purchased................. $ 3,663,527   $1,399,621  $ 614,627  $ 277,359   $1,430,557   $ 346,511
Cost of units redeemed......  (1,010,822)    (377,688)  (252,881)  (129,090)    (414,209)   (110,886)
Surplus contributed.........      10,000           --         --         --           --          --
Investment income...........     111,123       86,847     55,179      8,622       43,163      18,129
Mortality and expense risk
  charges...................     (49,700)     (21,369)    (8,655)    (3,188)     (18,097)     (4,677)
Realized loss on investments     (76,765)     (29,074)    (1,680)      (203)     (49,819)     (6,101)
Unrealized (depreciation)
  appreciation..............    (150,666)     186,527     20,393         --       22,644       3,684
                             -----------   ----------  ---------  ---------   ----------   ---------
                             $ 2,496,697   $1,244,864  $ 426,983  $ 153,500   $1,014,239   $ 246,660
                             ===========   ==========  =========  =========   ==========   =========

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1. Resolution of the Board of Directors of State Farm Life and Accident Assurance Company establishing State Farm Life and Accident Assurance Company Variable Life Separate Account. (1)

2.  Custodian Agreements. Not applicable.

3.  Underwriting Contracts.

      (a)   Distribution Agreement (1)
      (b)   Registered Representative Agreement (6)

4.  Contracts.

      (a)  Specimen Flexible Premium Variable
             Universal Life Insurance Policy (4)
      (b)  Policy Riders and Endorsements (4)

      (c)  Interest Charge for the Loan Account Endorsement


5.  Applications.

      (a)   Application form (5)
      (b)   Reinstatement Application (6)

6.  Depositor's Certificate of Incorporation and By-Laws.

      (a) Articles of Incorporation of State Farm Life and Accident Assurance Company (2)
      (b)   By-laws of State Farm Life and Accident Assurance Company (2)


7.  Reinsurance Contracts. (7)



8.  Participation Agreements. (3)

9.  Administrative Contracts.  Not applicable.

10. Other Material Contracts.  Powers of Attorney.

11. Legal Opinion and Consent as to the legality of the securities being registered. (3)

12. Actuarial Opinion. Not applicable.

13. Calculations. Not applicable.

14.  Other Opinions.

          (a)  Consent of PricewaterhouseCoopers LLP
          (b)  Consent of Sutherland, Asbill & Brennan LLP

15.  Omitted Financial Statements. [No financial statements are omitted from
     Item 24.]

16.  Initial Capital Agreements. Not applicable.


17. Redeemability Exemption. Description of State Farm Life and Accident Assurance Company's Issuance, Transfer and Redemption Procedures for Policies.


------------------------------

1. Incorporated herein by reference to Exhibit 3 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 4, 1998.

2. Incorporated herein by reference to Exhibit 6 of the Registration Statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 24, 1998.

3. Incorporated herein by reference to Exhibit 8 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 24, 1998.

4. Incorporated herein by reference to the similarly designated exhibit included in the initial registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

5. Incorporated herein by reference to the similarly designated exhibit included in the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

6. Incorporated herein by reference to Post-Effective Amendment No. 2 to the registration statement filed on Form S-6 with the Securities and Exchange Commission on April 28, 2000.


7. Incorporated herein by reference to Post-Effective Amendment No. 6 to the registration statement on Form N-6 (File No. 333-64345), filed with the Securities and Exchange Commission on April 25, 2003.


----------

Item 28. Directors and Officers of the Depositor



------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business                    Position and Offices with State Farm Life and Accident Assurance Company
         Address*
------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.                            Director; President
------------------------------------------------------------------------------------------------------------------------
Charles R. Wright                              Director; Agency Vice President
------------------------------------------------------------------------------------------------------------------------
Vincent J. Trosino                             Director
------------------------------------------------------------------------------------------------------------------------
William K. King, Jr.                           Director
------------------------------------------------------------------------------------------------------------------------
Susan D. Waring                                Director; Senior Vice President and Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------
Barbara Cowden                                 Director
------------------------------------------------------------------------------------------------------------------------
Laura P. Sullivan                              Director; Vice President; Counsel and Secretary
------------------------------------------------------------------------------------------------------------------------
Nancy A. Behrens                               Vice President - Risk Management
------------------------------------------------------------------------------------------------------------------------
Kim M. Brunner                                 Senior Vice President and General Counsel
------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord                             Senior Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------
Dale R. Egeberg                                Vice President and Controller
------------------------------------------------------------------------------------------------------------------------
Dean Van Loon                                  Vice President - Life Field Operations
------------------------------------------------------------------------------------------------------------------------
John J. Killian                                Financial Vice President
------------------------------------------------------------------------------------------------------------------------
Kevin McKay                                    Vice President - Human Resources
------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley                                 Senior Vice President - Investments
------------------------------------------------------------------------------------------------------------------------
John Conklin                                   Vice President - Common Stock
------------------------------------------------------------------------------------------------------------------------
David C. Graves                                Vice President - Mortgages and Real Estate
------------------------------------------------------------------------------------------------------------------------
Donald E. Heltner                              Vice President - Taxable Fixed Income
------------------------------------------------------------------------------------------------------------------------



* The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant


State Farm Mutual Automobile Insurance Company

         State Farm County Mutual Insurance Company of Texas (Common Management) State Farm Bank, FSB (100% Ownership)
            State Farm Funding Corp. (100% Ownership)
         State Farm Florida Insurance Company (100% Ownership)
         State Farm General Insurance Company (100% Ownership)
         State Farm Fire and Casualty Company (100% Ownership)
         State Farm Life Insurance Company (100% Ownership)
            State Farm Annuity and Life Insurance Company (100% Ownership)
         State Farm Life and Accident Assurance Company (100% Ownership)
         State Farm Indemnity Company (100% Ownership)
         Amberjack, Ltd. (100% Ownership)
            Fiesta Jack, Ltd. (100% Ownership)
         State Farm Investment Management Corp. (100% Ownership)
         State Farm International Services, Inc. (100% Ownership)
         State Farm VP Management Corp. (100% Ownership)
         Insurance Placement Services, Inc. (100% Ownership)
            West Virginia IPSI (100% Ownership)
         Top Layer Reinsurance LTD (50% Ownership)
         State Farm Lloyds, Inc. (100% Ownership)
            State Farm Lloyds (By Attorney-in-Fact)
         State Farm Finance Corporation of Canada (100% Ownership)
         State Farm Investor Services (Canada) Holding Company (100% Ownership) State Farm Investor Services (Canada) Co. (100% Ownership)


Item 30. Indemnification

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

     The Articles of Incorporation, as amended, and the Bylaws of State Farm Life and Accident Assurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 31. Principal Underwriter

     (a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account.

     (b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:



 Name and Principal    Positions and Offices with State    Positions and Offices
  Business Address         Farm VP Management Corp.           with Depositor
 ------------------    --------------------------------    ---------------------
  Edward B. Rust, Jr.    Director; President                Director; President;
  Michael L. Tipsord     Director; Sr. Vice President       Sr. Vice President and Treasurer
                          and Treasurer
  Jim Rutrough           Director; Sr. Vice President
  Charles R. Wright      Director; Sr. Vice President       Director; Agency Vice President
  Jack W. North          Director; Sr. Vice President
  Susan D. Waring        Director; Sr. Vice President       Director; Senior Vice President and
                                                            Chief Administrative Officer
  Bill Roundtree         Vice President - Compliance
  David R. Grimes        Vice President - Financial
                          and Security
  Phillip Hawkins        Vice President



     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                    (2)                (3)                  (4)                (5)
        Name of           Net Underwriting
       Principal           Discounts and       Compensation on        Brokerage
      Underwriter           Commissions          Redemption          Commissions       Compensation
      -----------         ----------------     ---------------       -----------       ------------
     State Farm VP
      Management               [N/A]               [None]               [N/A]              [N/A]
         Corp.


Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life and Accident Assurance Company at Three State Farm Plaza, Bloomington, Illinois 61791-0001.

Item 33. Management Services

     [All management contracts are discussed in Part A or Part B.]

Item 34. Fee Representation

     State Farm Life and Accident Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life and Accident Assurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life and Accident Assurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Account have duly caused this registration statement to be signed on their behalf, by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Bloomington and the State of Illinois, on April 28, 2004.

                                         State Farm Life and Accident
                                         Assurance Company Variable Life
                                         Separate Account
                                                  (Registrant)
(SEAL)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life and Accident
                                           Assurance Company



                                        By: State Farm Life and Accident
                                            Assurance Company
                                                   (Depositor)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life and Accident
                                           Assurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2004.

            Signatures                                 Title
            ----------                                 -----
                *                          President, Director
-------------------------------------      (Principal Executive Officer)
Edward B. Rust, Jr.


                *                          Vice President and Controller
-------------------------------------      (Principal Accounting Officer)
Dale R. Egeberg

                *                          Vice President-Risk Management
-------------------------------------      (Principal Financial Officer)
Nancy A. Behrens

                *                          Director
-------------------------------------
Barbara Cowden

                *                          Director
-------------------------------------
Vincent J. Trosino

                *                          Director
-------------------------------------
William K. King, Jr.

                *                          Director, Senior Vice President
-------------------------------------      and Chief Administrative Officer
Susan D. Waring

                *                          Director, Vice President, Counsel
-------------------------------------      and Secretary
Laura P. Sullivan



                *                          Director and Agency Vice President
-------------------------------------
Charles R. Wright


* By: /s/ Stephen L. Horton
     -------------------------------
     Stephen L. Horton
     Pursuant to Power of Attorney